Exhibit 10.1

EXECUTION VERSION

WABCO HOLDINGS INC.

€440,000,000

0.84% Senior Notes, Series D, due November 15, 2023

1.20% Senior Notes, Series E, due November 15, 2026

1.36% Senior Notes, Series F, due November 15, 2028

NOTE PURCHASE AGREEMENT

Dated as of October 17, 2016

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TABLE OF CONTENTS

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TABLE OF CONTENTS

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ATTACHMENTS TO NOTE PURCHASE AGREEMENT:

SCHEDULE A	—	Defined Terms

SCHEDULE 1(d)	—	Form of 0.84% Senior Notes, Series D, due November 15, 2023

SCHEDULE 1(e)	—	Form of 1.20% Senior Notes, Series E, due November 15, 2026

SCHEDULE 1(f)	—	Form of 1.36% Senior Notes, Series F, due November 15, 2028

SCHEDULE 4.4(a)	—	Form of Opinion of Special Counsel for the Company

SCHEDULE 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock; Directors and Senior Officers of the Company

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

SCHEDULE 10.8	—	Existing Liens

PURCHASER SCHEDULE	—	Information Relating to Purchasers

WABCO HOLDINGS INC.

2770 Research Drive

Rochester Hills, Michigan 48309

0.84% Senior Notes, Series D, due November 15, 2023

1.20% Senior Notes, Series E, due November 15, 2026

1.36% Senior Notes, Series F, due November 15, 2028

Dated as of October 17, 2016

TO EACH OF THE PURCHASERS LISTED IN

THE PURCHASER SCHEDULE HERETO:

Ladies and Gentlemen:

WABCO HOLDINGS INC., a Delaware corporation (the “Company”), agrees with each of the Purchasers as follows:

SECTION 1. AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of €440,000,000 aggregate principal amount of its senior notes consisting of (a) €190,000,000 aggregate principal amount of its 0.84% Senior Notes, Series D, due November 15, 2023 (the “Series D Notes”), (b) €80,000,000 aggregate principal amount of its 1.20% Senior Notes, Series E, due November 15, 2026 (the “Series E Notes”) and (c) €170,000,000 aggregate principal amount of its 1.36% Senior Notes, Series F, due November 15, 2028 (the “Series F Notes”). The Series D Notes, the Series E Notes, and the Series F Notes are hereinafter referred to collectively as the “Notes.” The Series D Notes, the Series E Notes, and the Series F Notes shall be substantially in the forms set out in Schedules 1(d), 1(e), and 1(f), respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 23.4 shall govern.

SECTION 2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes of the series and in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3. EXECUTION; CLOSING.

The execution and delivery of this Agreement shall occur on October 17, 2016 (the “Execution Date”). The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 666 Fifth Avenue, 17th Floor, New York, New York 10103, at 11:00 a.m., New York time, at a closing (the “Closing”) on November 15, 2016 or on such other Business Day thereafter as may be agreed to by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Notes of each series to be purchased by such Purchaser in the form of a single Note of such series (or such greater number of Notes of such series in denominations of at least €100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company set forth in the funding instructions delivered by the Company pursuant to Section 4.10. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct on the Execution Date and at the Closing.

Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or an Assistant Secretary, dated the date of the Closing, certifying as to (1) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement, (2) the Company’s certificate of incorporation and by-laws as then in effect and (3) the identities of the Unrestricted Subsidiaries as of the date of the Closing (or, if applicable, certifying that there are no Unrestricted Subsidiaries as of the date of the Closing).

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from McDermott Will & Emery LLP, special counsel for the Company, substantially in the form set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Schiff Hardin LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the Execution Date. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule.

Section 4.7. Payment of Special Counsel Fees. Without limiting Section 16.1, the Company shall have paid on or before the Execution Date and the date of the Closing the reasonable and documented fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such date.

Section 4.8. Private Placement Numbers. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of the Notes.

Section 4.9. Changes in Corporate Structure; Change in Control. The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5. No Change in Control shall have occurred since the Execution Date.

Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company directing the manner of the payment of the purchase price for the Notes and setting forth (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number/Swift Code/IBAN and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets, Inc., has delivered to each Purchaser a copy of (a) a Private Placement Offering Memorandum dated March 2015 and (b) a Private Placement Offering Memorandum Supplement dated September 2016 (collectively, the “Memorandum”), relating to the transactions contemplated hereby. This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to September 27, 2016 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made provided that, with respect to projected financial information, such projected financial information was prepared in good faith upon assumptions believed by the Company to be reasonable at the time, it being recognized that such projected financial information may materially differ from actual financial information. Except as disclosed in the Disclosure Documents, since December 31, 2015, there has been no change in the financial condition, operations, business or properties of the Company, individually, or the Company and its Subsidiaries, taken as a whole, except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.4. Organization and Ownership of Shares of Subsidiaries.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists as of June 30, 2016 of (1) the Company’s Restricted and Unrestricted Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and (2) the Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c) Each Restricted Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Restricted Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.5. Financial Statements; Material Liabilities. The Company has made available to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnotes). The Company and its Restricted Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, charter, regulations or by-laws, shareholders agreement or any other material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, including any thereof required in connection with the obtaining of Euros to make payments under this Agreement or the Notes and the payment of any such Euros to Persons resident in the United States of America.

Section 5.8. Litigation; Observance, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Restricted Subsidiary or any property of the Company or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Restricted Subsidiary is (1) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (2) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Company and its Subsidiaries have filed all federal (or comparable) income tax returns, and all other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent (giving effect to any applicable extension), except for any taxes and assessments (1) the amount of which, individually or in the aggregate, is not Material or (2) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, national, state or other taxes for all fiscal periods are adequate in accordance with GAAP.

Section 5.10. Title to Property; Leases. The Company and its Restricted Subsidiaries have good and sufficient title to their respective material properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Restricted Subsidiary after such date (except as sold or otherwise disposed of (y) in the ordinary course of business or (y) pursuant to a sale that would have been permitted under Section 10 had such Section applied since such date), in each case free and clear of Liens prohibited by this Agreement, and those defects in title that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc.

The Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 5.12. Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than U.S.$50,000,000 in the aggregate for all Plans. The present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan that is funded, determined as of the end of the Company’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities by more than U.S.$100,000,000 (or its equivalent in the relevant currency of payment). The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred (1) withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material or (2) any obligation in connection with the termination of or withdrawal from any Non-U.S. Plan that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(f) All Non-U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply would not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by the Company and its Subsidiaries have been paid or accrued as required, except where failure so to pay or accrue would not be reasonably expected to have a Material Adverse Effect.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than not more than 75 Institutional Investors, including the Purchasers, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder to repay certain existing Indebtedness and/or for other general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness.

(a) Except as described therein, Schedule 5.15 sets forth (1) a complete and correct list of all outstanding Indebtedness of the Company and its Restricted Subsidiaries as of June 30, 2016 having an outstanding principal amount in excess of U.S.$10,000,000 (or its equivalent in the relevant currency of payment) (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts (other than changes in outstanding amounts under revolving credit facilities without a change in committed amounts in effect as of June 30, 2016), interest rates (other than changes resulting from changes in reference rates in the case of floating interest rates), sinking funds, installment payments or maturities of such Indebtedness of the Company or its Restricted Subsidiaries and (2) the aggregate principal amount of outstanding Indebtedness of the Company and its Restricted Subsidiaries in respect of obligations that, individually, have an outstanding principal amount of U.S.$10,000,000 (or its equivalent in the relevant currency of payment) or less, since which date there has been no Material change in the aggregate amount of such Indebtedness. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Restricted Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Restricted Subsidiary the outstanding principal amount of which exceeds U.S.$10,000,000 (or its equivalent in the relevant currency of payment) that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company under this Agreement, except as disclosed in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc.

(a) Neither the Company nor any Controlled Entity (1) is a Blocked Person, (2) has been notified that its name appears or may in the future appear on a State Sanctions List or (3) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) Neither the Company nor any Controlled Entity (1) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (2) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(1) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (ii) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (iii) otherwise in violation of any U.S. Economic Sanctions Laws;

(2) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(3) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance in all material respects with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act.

Section 5.18. Environmental Matters.

(a) Neither the Company nor any Restricted Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Company or any of its Restricted Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Restricted Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any Restricted Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d) Neither the Company nor any Restricted Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e) All buildings on all real properties now owned, leased or operated by the Company or any Restricted Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Ranking of Obligations. The Company’s payment obligations under this Agreement and the Notes will, upon issuance of the Notes, rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Company.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (1) the identity of such QPAM and (2) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7. INFORMATION AS TO COMPANY

Section 7.1. Financial and Business Information. The Company shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:

(a) Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(1) an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(2) unaudited consolidated statements of income, changes in stockholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of,

(1) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(2) consolidated statements of income, changes in stockholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (1) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary (i) to the administrative agent and/or banks generally pursuant to any Material Credit Facility (excluding information sent to such administrative agent and/or such banks in the ordinary course of administration of such Material Credit Facility, such as information relating to pricing and borrowing availability) or (ii) to its public Securities holders generally, and (2) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the SEC or any similar Governmental Authority or Securities exchange, provided that delivery of copies of the Company’s Current Report on Form 8-K (“Form 8-K”) or Statement of Changes of Beneficial Ownership on Form 4 (“Form 4”) with respect to any of the forgoing prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(c);

(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) Employee Benefits Matters — promptly, and in any event within 10 Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(1) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Execution Date; or

(2) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

(3) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; or

(4) receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans;

(f) Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may reasonably request; and

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Restricted Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

Notwithstanding the foregoing, in the event that one or more Unrestricted Subsidiaries shall either (i) own more than 10% of the consolidated total assets of the Company and its Subsidiaries or (ii) account for more than 10% of the consolidated gross revenues of the Company and its Subsidiaries, determined in each case in accordance with GAAP, then, within the respective periods provided in Sections 7.1(a) and (b) above, the Company shall deliver to each Purchaser and each holder of Notes that is an Institutional Investor, unaudited financial statements of the character and for the dates and periods as in said Sections 7.1(a) and (b) covering such group of Unrestricted Subsidiaries (on a consolidated basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such group of Unrestricted Subsidiaries to the financial statements delivered pursuant to Sections 7.1(a) and (b).

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a Purchaser or holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Sections 10.5 through 10.7, inclusive, 10.9 and 10.10 during the quarterly or annual period covered by the financial statements then being furnished (including the information from such financial statements that is required to perform such calculations), and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 23.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; and

(c) Subsidiary Guarantors – describing any changes to the composition of the Subsidiary Guarantor group, if any, during the quarterly or annual period covered by the statements then being furnished.

Section 7.3. Visitation. The Company shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or holder and upon reasonable prior notice to the Company, but not more than one time during any calendar year, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries), all at such times and as often as may be reasonably requested.

Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b), (c), (f), the last paragraph of Section 7.1, if any, and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(a) such financial statements or other information satisfying the requirements of Section 7.1(a), (b), (c), or (f) and the last paragraph of Section 7.1, if any, and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each Purchaser and each holder of a Note by e-mail at the e-mail address set forth in such Purchaser’s or holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company;

(b) the Company shall have timely filed such Form 10-Q, Form 10-K, Form 8-K, or Form 4 satisfying the requirements of Section 7.1(a), (b), (c), or (f), as the case may be, with the SEC on EDGAR and shall have made such form, the financial statements required by the last paragraph of Section 7.1, if any, and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://www.wabco-auto.com as of the Execution Date; or

(c) such financial statements or other information satisfying the requirements of Section 7.1(a), (b), (c), or (f) and the last paragraph of Section 7.1, if any, and related Officer’s Certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each Purchaser and each holder of Notes has free access;

provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 21 of this Agreement); provided further, that in the case of clause (c), the Company shall have given each Purchaser and each holder of a Note prior or contemporaneous written notice, which may be by e-mail or in accordance with Section 19, of such posting or filing in connection with each delivery; and provided further, that upon request of any Purchaser or holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such Purchaser or holder.

Section 7.5. Limitation on Disclosure Obligation. The Company shall not be required to disclose the following information pursuant to Section 7.1(c)(1)(i), 7.1(g) or 7.3:

(a) information that the Company determines after consultation with counsel qualified to advise on such matters that, notwithstanding the confidentiality requirements of Section 21, it would be prohibited from disclosing by applicable law or regulations without making public disclosure thereof; or

(b) information that, notwithstanding the confidentiality requirements of Section 21, the Company is prohibited from disclosing by the terms of an obligation of confidentiality contained in any agreement with any non-Affiliate binding upon the Company and not entered into in contemplation of this clause (b), provided that the Company shall use commercially reasonable efforts to obtain consent from the party in whose favor the obligation of confidentiality was made to permit the disclosure of the relevant information and provided further that the Company has received a written opinion of counsel confirming that disclosure of such information without consent from such other contractual party would constitute a breach of such agreement.

Promptly after a request therefor from any Purchaser or holder of Notes that is an Institutional Investor, the Company will provide such Purchaser or holder with a written opinion of counsel (which may be addressed to the Company) relied upon as to any requested information that the Company is prohibited from disclosing to such Purchaser or holder under circumstances described in this Section 7.5.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount.

The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.7), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if any, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of a Note a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Prepayment for Tax Reasons.

(a) If at any time as a result of a Change in Tax Law (as defined below) the Company is or becomes obligated to make any Additional Payments (as defined below) in respect of any payment of interest on account of any of the Notes in an aggregate amount for all affected Notes equal to 5% or more of the aggregate amount of such interest payment on account of all of the Notes, the Company may give the holders of all affected Notes irrevocable written notice (each, a “Tax Prepayment Notice”) of the prepayment of such affected Notes on a specified prepayment date (which shall be a Business Day not less than 30 days nor more than 60 days after the date of such notice) and the circumstances giving rise to the obligation of the Company to make any Additional Payments and the amount thereof and stating that all of the affected Notes shall be prepaid on the date of such prepayment at 100% of the principal amount so prepaid together with interest accrued thereon to the date of such prepayment plus the Modified Make-Whole Amount, if any, except in the case of an affected Note if the holder of such Note shall, by written notice given to the Company no more than 20 days after receipt of the Tax Prepayment Notice, reject such prepayment of such Note (each, a “Rejection Notice”). Such Tax Prepayment Notice shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Modified Make-Whole Amount, if any, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. The form of Rejection Notice shall also accompany the Tax Prepayment Notice and shall state with respect to each Note covered thereby that execution and delivery thereof by the holder of such Note shall operate as a permanent waiver of such holder’s right to receive the Additional Payments arising as a result of the circumstances described in the Tax Prepayment Notice in respect of all future payments of interest on such Note (but not of such holder’s right to receive any Additional Payments that arise out of circumstances not described in the Tax Prepayment Notice or which exceed the amount of the Additional Payment described in the Tax Prepayment Notice), which waiver shall be binding upon all subsequent transferees of such Note. The Tax Prepayment Notice having been given as aforesaid to each holder of the affected Notes, the principal amount of such Notes together with interest accrued thereon to the date of such prepayment plus the Modified Make-Whole Amount, if any, shall become due and payable on such prepayment date, except in the case of Notes the holders of which shall timely give a Rejection Notice as aforesaid. Two Business Days prior to such prepayment, the Company shall deliver to each holder of a Note being so prepaid a certificate of a Senior Financial Officer specifying the calculation of such Modified Make-Whole Amount as of such prepayment date.

(b) No prepayment of the Notes pursuant to this Section 8.3 shall affect the obligation of the Company to pay Additional Payments in respect of any payment made on or prior to the date of such prepayment. For purposes of this Section 8.3, any holder of more than one affected Note may act separately with respect to each affected Note so held (with the effect that a holder of more than one affected Note may accept such offer with respect to one or more affected Notes so held and reject such offer with respect to one or more other affected Notes so held).

(c) The Company may not offer to prepay or prepay Notes pursuant to this Section 8.3 (1) if a Default or Event of Default then exists, (2) until the Company shall have taken commercially reasonable steps to mitigate the requirement to make the related Additional Payments or (3) if the obligation to make such Additional Payments directly results or resulted from actions taken by the Company or any Subsidiary (other than actions required to be taken under applicable law), and any Tax Prepayment Notice given pursuant to this Section 8.3 shall certify to the foregoing and describe such mitigation steps, if any.

(d) For purposes of this Section 8.3: “Additional Payments” means additional amounts required to be paid to a holder of any Note pursuant to Section 13 by reason of a Change in Tax Law; and a “Change in Tax Law” means (individually or collectively with one or more prior changes) in the case of any jurisdiction that becomes a Taxing Jurisdiction after the date of the Closing, an amendment to, or change in, any law, treaty, rule or regulation of such jurisdiction, or an amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation, in any case after such jurisdiction shall have become a Taxing Jurisdiction, which amendment or change is in force and continuing and meets such opinion and certification requirements. No such amendment or change shall constitute a Change in Tax Law unless the same would in the opinion of the Company (which shall be evidenced by an Officer’s Certificate of the Company and supported by a written opinion of counsel having recognized expertise in the field of taxation in the Taxing Jurisdiction, both of which shall be delivered to all holders of the Notes prior to or concurrently with the Tax Prepayment Notice in respect of such Change in Tax Law) affect the deduction or require the withholding of any Tax imposed by such Taxing Jurisdiction on any payment payable on the Notes.

Section 8.4. Prepayment in Connection with a Noteholder Sanctions Event.

(a) Upon the Company’s receipt of notice from any Affected Noteholder that a Noteholder Sanctions Event has occurred (which notice shall refer specifically to this Section 8.4(a) and describe in reasonable detail such Noteholder Sanctions Event), the Company shall promptly, and in any event within 10 Business Days, make an offer (the “Sanctions Prepayment Offer”) to prepay the entire unpaid principal amount of Notes held by such Affected Noteholder (the “Affected Notes”), together with interest thereon to the prepayment date selected by the Company with respect to each Affected Note but without payment of any Make-Whole Amount or Modified Make-Whole Amount with respect thereto, which prepayment shall be on a Business Day not less than 30 days and not more than 60 days after the date of the Sanctions Prepayment Offer (the “Sanctions Prepayment Date”). Such Sanctions Prepayment Offer shall provide that such Affected Noteholder notify the Company in writing by a stated date (the “Sanctions Prepayment Response Date”), which date is not later than 10 Business Days prior to the stated Sanctions Prepayment Date, of its acceptance or rejection of such prepayment offer. If such Affected Noteholder does not notify the Company as provided above, then the holder shall be deemed to have accepted such offer.

(b) Subject to the provisions of subparagraphs (c) and (d) of this Section 8.4, the Company shall prepay on the Sanctions Prepayment Date the entire unpaid principal amount of the Affected Notes held by such Affected Noteholder who has accepted such prepayment offer (in accordance with subparagraph (a)), together with interest thereon to the Sanctions Prepayment Date with respect to each such Affected Note, but without payment of any Make-Whole Amount or Modified Make-Whole Amount with respect thereto.

(c) If a Noteholder Sanctions Event has occurred but the Company and/or its Controlled Entities have taken such action(s) in relation to their activities so as to remedy such Noteholder Sanctions Event (with the effect that a Noteholder Sanctions Event no longer exists, as reasonably determined by such Affected Noteholder) prior to the Sanctions Prepayment Date, then the Company shall no longer be obliged to prepay such Affected Notes in relation to such Noteholder Sanctions Event. If the Company and/or its Controlled Entities shall undertake any actions to remedy any such Noteholder Sanctions Event, the Company shall keep the holders reasonably and timely informed of such actions and the results thereof.

(d) If any Affected Noteholder that has given written notice to the Company of its acceptance of (or has been deemed to have accepted) the Company’s prepayment offer in accordance with subparagraph (a) also gives notice to the Company prior to the relevant Sanctions Prepayment Date that it has determined (in its sole discretion) that it requires clearance from any United States Governmental Authority in order to receive a prepayment pursuant to this Section 8.4, the principal amount of each Note held by such

Affected Noteholder, together with interest accrued thereon to the date of prepayment, shall become due and payable on the later to occur of (1) such Sanctions Prepayment Date and (2) the date that is 10 Business Days after such Affected Noteholder gives notice to the Company that it is entitled to receive a prepayment pursuant to this Section 8.4 (which may include payment to an escrow account designated by such Affected Noteholder to be held in escrow for the benefit of such Affected Noteholder until such Affected Noteholder obtains such clearance from such United States Governmental Authority), and in any event, any such delay in accordance with the foregoing clause (2) shall not be deemed to give rise to any Default or Event of Default.

(e) Promptly, and in any event within five Business Days, after the Company’s receipt of notice from any Affected Noteholder that a Noteholder Sanctions Event shall have occurred with respect to such Affected Noteholder, the Company shall forward a copy of such notice to each other holder of Notes.

(f) The Company shall promptly, and in any event within 10 Business Days, give written notice to the holders after the Company or any Controlled Entity having been notified that (1) its name appears or may in the future appear on a State Sanctions List or (2) it is in violation of, or is subject to the imposition of sanctions under, any U.S. Economic Sanctions Laws, in each case which notice shall describe the facts and circumstances thereof and set forth the action, if any, that the Company or a Controlled Entity proposes to take with respect thereto.

(g) The foregoing provisions of this Section 8.4 shall be in addition to any rights or remedies available to any holder of Notes that may arise under this Agreement as a result of the occurrence of a Noteholder Sanctions Event; provided that, if the Notes shall have been declared due and payable pursuant to Section 12.1 as a result of the events, conditions or actions of the Company or its Controlled Entities that gave rise to a Noteholder Sanctions Event, the remedies set forth in Section 12 shall control.

Section 8.5. Offer to Prepay Notes in the Event of a Change in Control.

(a) Notice of Change in Control. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. Such notice shall contain and constitute an offer to prepay Notes as described in Section 8.5(b) and shall be accompanied by the certificate described in Section 8.5(e).

(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by Section 8.5(a) shall be an offer to prepay, in accordance with and subject to this Section 8.5, all, but not less than all, Notes held by each holder on a date specified in such offer (the “Change in Control Prepayment Date”). Such date shall be a Business Day not less than 20 days and not more than 60 days after the date of such offer (or if the Change in Control Prepayment Date shall not be specified in such offer, the Change in Control Prepayment Date shall be the Business Day nearest to the 20th day after the date of such offer).

(c) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.5 by causing a notice of such acceptance or rejection to be delivered to the Company at least five Business Days prior to the Change in Control Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.5 shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.5 shall be at 100% of the principal amount of such Notes, together with accrued and unpaid interest on such Notes accrued to the date of prepayment but without any Make-Whole Amount or Modified Make-Whole Amount.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.5 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying (1) the Change in Control Prepayment Date, (2) that such offer is made pursuant to this Section 8.5 and that failure by a holder to respond to such offer by the deadline established in Section 8.5(c) shall result in such offer to such holder being deemed rejected, (3) the principal amount of each Note offered to be prepaid, (4) the interest that would be due on each Note offered to be prepaid, accrued to the Change in Control Prepayment Date, (5) that the conditions of this Section 8.5 have been fulfilled and (6) in reasonable detail, the nature and date of the Change in Control.

(f) Change in Control Defined. “Change in Control” means any person or group of persons acting in concert gains control of the Company. For purposes hereof, “control” means (1) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to: (i) cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting of the Company; (ii) appoint or remove all, or the majority, of the directors or other equivalent officers of the Company or (iii) give directions with respect to the operating and financial policies of the Company which the directors or other equivalent officers of the Company are obliged to comply with or (2) the holding of more than one-half of the issued share capital of the Company (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and “acting in concert” means, a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them, either directly or indirectly, of shares in the Company, to obtain or consolidate control of the Company.

Section 8.6. Offer to Prepay Notes upon Sale of Assets.

(a) Notice and Offer. In the event of a sale, lease or other disposition of a “substantial part” of the assets of the Company or any Restricted Subsidiary where the Company has elected to apply the net proceeds of such sale, lease or other disposition pursuant to Section 10.9(b), the Company shall, no later than the 305th day following the date of such sale, lease or other disposition, give written notice of such event (a “Sale of Assets Prepayment Event”) to each holder of Notes. Such notice shall contain, and shall constitute, an irrevocable offer to prepay a Ratable Portion of the Notes held by such holder on the date specified in such notice (the “Sale of Assets Prepayment Date”) which date shall be a Business Day not less than 20 days and not more than 60 days after such notice.

(b) Acceptance and Payment. A holder of Notes may accept or reject the offer to prepay pursuant to this Section 8.6 by causing a notice of such acceptance or rejection to be delivered to the Company at least 10 days prior to the Sale of Assets Prepayment Date. A failure by a holder of the Notes to respond to an offer to prepay made pursuant to this Section 8.6 shall be deemed to constitute a rejection of such offer by such holder. If so accepted, such offered prepayment in respect of the Ratable Portion of the Notes of each holder that has accepted such offer shall be due and payable on the Sale of Assets Prepayment Date. Such offered prepayment shall be made at 100% of the aggregate Ratable Portion of the Notes of each holder that has accepted such offer, together with interest on that portion of the Notes then being prepaid accrued to the Sale of Assets Prepayment Date but without any Make-Whole Amount or Modified Make-Whole Amount.

(c) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.6 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying: (1) the Sale of Assets Prepayment Date; (2) that such offer is being made pursuant to this Section 8.6 and that the failure by a holder to respond to such offer by the deadline established in Section 8.6(b) shall result in such offer to such holder being deemed rejected; (3) the Ratable Portion of each such Note offered to be prepaid; (4) the interest that would be due on the Ratable Portion of each such Note offered to be prepaid, accrued to the Sale of Assets Prepayment Date; (5) that the conditions of this Section 8.6 have been satisfied and (6) in reasonable detail, a description of the nature and date of the Sale of Assets Prepayment Event giving rise to such offer of prepayment.

Section 8.7. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of each series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.8. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount or Modified Make-Whole Amount, if any and in the case of any Swapped Notes, Net Loss, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount or Modified Make-Whole Amount, if any, and Net Loss, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.9. Purchase of Notes. The Company will not, and will not permit any Controlled Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or a Controlled Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer pursuant to the preceding clause (b) shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 25% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Controlled Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.10. Make-Whole Amount and Modified Make-Whole Amount.

(a) Make-Whole Amount and Modified Make-Whole Amount with respect to Non-Swapped Notes. The terms “Make-Whole Amount” and “Modified Make-Whole Amount” mean, with respect to any Non-Swapped Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Non-Swapped Note over the amount of such Called Principal, provided that neither the Make-Whole Amount nor the Modified Make-Whole Amount may in any event be less than zero. For the purposes of determining the Make-Whole Amount and/or Modified Make-Whole Amount with respect to any Non-Swapped Note, the following terms have the following meanings:

“Applicable Percentage” in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.3 means 1.00% (100 basis points), and in the case of a computation of the Make-Whole Amount for any other purpose means .50% (50 basis points).

“Called Principal” means, with respect to any Non-Swapped Note, the principal of such Non-Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Non-Swapped Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Non-Swapped Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Non-Swapped Note” means any Note other than a Swapped Note.

“Recognized German Bund Market Makers” means two internationally recognized dealers of German Bunds reasonably selected by the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of any Notes then owed by the Company or any of its Affiliates).

“Reinvestment Yield” means, with respect to the Called Principal of any Non-Swapped Note, the sum of (x) the Applicable Percentage plus (y) the yield to maturity implied by (1) the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PXGE” on Bloomberg Financial Markets (or such other display as may replace “Page PXGE” on Bloomberg Financial Markets) for the benchmark German Bund having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (2) if such yields are not reported as of such time or the yields reported are not ascertainable, the average of the “Ask Yields” as determined by Recognized German Bund Market Makers. Such implied yield will be determined, if necessary, by (i) converting quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between (A) the benchmark German Bund with the maturity closest to and greater than such Remaining Average Life and (B) the benchmark German Bund with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Non-Swapped Note.

“Remaining Average Life” means, with respect to any Called Principal of any Non-Swapped Note, the number of years obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Non-Swapped Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under such Non-Swapped Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, 8.3 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Non-Swapped Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

(b) Make-Whole Amount and Modified Make-Whole Amount with respect to Swapped Notes. The terms “Make-Whole Amount” and “Modified Make-Whole Amount” mean, with respect to any Swapped Note, an amount equal to the excess, if any, of the Swapped Note Discounted Value with respect to the Swapped Note Called Notional Amount related to such Swapped Note over such Swapped Note Called Notional Amount, provided that neither the Make-Whole Amount nor the Modified Make-Whole Amount may in any event be less than zero. For the purposes of determining the Make-Whole Amount and/or Modified Make-Whole Amount with respect to any Swapped Note, the following terms have the following meanings:

“Applicable Percentage” in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.3 means 1.00% (100 basis points), and in the case of a computation of the Make-Whole Amount for any other purpose means .50% (50 basis points).

“New Swap Agreement” means any cross-currency swap agreement pursuant to which the holder of a Swapped Note is to receive payment in Dollars and which is entered into in full or partial replacement of an Original Swap Agreement as a result of such Original Swap Agreement having terminated for any reason other than a non-scheduled prepayment or a repayment of such Swapped Note prior to its scheduled maturity. The terms of a New Swap Agreement with respect to any Swapped Note do not have to be identical to those of the Original Swap Agreement with respect to such Swapped Note.

“Original Swap Agreement” means, with respect to any Swapped Note, (a) a cross-currency swap agreement and annexes and schedules thereto (an “Initial Swap Agreement”) that is entered into on an arm’s length basis by the original purchaser of such Swapped Note (or any affiliate thereof) with a leading dealer in the relevant foreign currency exchange market in connection with the effectiveness of this Agreement and the purchase of such Swapped Note and relates to the scheduled payments by the Company of interest and principal on such Swapped Note, under which the holder of such Swapped Note is to receive payments from the counterparty thereunder in Dollars and which the principal terms thereof are described pursuant to a disclosure letter delivered by the holder of such Swapped Note to the Company prior to the Execution Date, (b) any Initial Swap Agreement that has been assumed (without any waiver, amendment, deletion or replacement of any material economic term or provision thereof) by a holder of a Swapped Note in connection with a transfer of such Swapped Note and (c) any Replacement Swap Agreement; and a “Replacement Swap Agreement” means, with respect to any Swapped Note, a cross-currency swap agreement and annexes and schedules thereto with payment terms and provisions (other than a reduction in notional amount, if applicable) identical to those of the Initial Swap Agreement with respect to such Swapped Note that is entered into on an arm’s length basis by the holder of such Swapped Note with a leading dealer in the relevant foreign currency exchange market in full or partial replacement (by amendment, modification or otherwise) of such Initial Swap Agreement (or any subsequent Replacement Swap Agreement) in a notional amount not exceeding the outstanding principal amount of such Swapped Note following a non-scheduled prepayment or a repayment of such Swapped Note prior to its scheduled maturity. Any holder of a Swapped Note that enters into, assumes or terminates an Initial Swap Agreement or Replacement Swap Agreement shall within a reasonable period of time thereafter deliver to the Company (i) a copy of the confirmation, assumption or termination related thereto or (ii) a disclosure letter containing the principal terms thereof.

“Swap Agreement” shall mean, with respect to any Swapped Note, an Original Swap Agreement or a New Swap Agreement, as the case may be.

“Swapped Note” shall mean any Note that as of the date of Closing is subject to a Swap Agreement. A “Swapped Note” shall no longer be deemed a “Swapped Note” at such time as the related Swap Agreement ceases to be in force in respect thereof.

“Swapped Note Called Notional Amount” shall mean, with respect to any Swapped Note Called Principal of any Swapped Note, the payment in Dollars due to the holder of such Swapped Note under the terms of the Swap Agreement to which such holder is a party, attributable to and in exchange for such Swapped Note Called Principal and assuming that such Swapped Note Called Principal is paid on its scheduled maturity date, provided that if such Swap Agreement is not an Initial Swap Agreement, then the “Swapped Note Called Notional Amount” in respect of such Swapped Note shall not exceed the amount in Dollars which would have been due to the holder of such Swapped Note under the terms of the Initial Swap Agreement to which such holder was a party (or if such holder was never party to an Initial Swap Agreement, then the last Initial Swap Agreement to which the most recent predecessor in interest to such holder as a holder of such Swapped Note was a party), attributable to and in exchange for such Swapped Note Called Principal and assuming that such Swapped Note Called Principal is paid on its scheduled maturity date.

“Swapped Note Called Principal” shall mean, with respect to any Swapped Note, the principal of such Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Swapped Note Discounted Value” shall mean, with respect to the Swapped Note Called Notional Amount of any Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires, the amount obtained by discounting all Swapped Note Remaining Scheduled Swap Payments corresponding to the Swapped Note Called Notional Amount of such Swapped Note from their respective scheduled due dates to the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Swapped Note is payable) equal to the Swapped Note Reinvestment Yield with respect to such Swapped Note Called Notional Amount.

“Swapped Note Reinvestment Yield” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note, the sum of (x) the Applicable Percentage plus (y) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Swapped Note Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yield(s)” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Swapped Note Remaining Average Life and (2) closest to and less than such Swapped Note Remaining Average Life.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Swapped Note Reinvestment Yield” shall mean, with respect to the Swapped Note Called Notional Amount of any Swapped Note, the sum of (x) the Applicable Percentage plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Swapped Note Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Swapped Note Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Swapped Note Remaining Average Life.

The Swapped Note Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Swapped Note.

“Swapped Note Remaining Average Life” means, with respect to any Swapped Note Called Notional Amount of any Swapped Note, the number of years obtained by dividing (a) such Swapped Note Called Notional Amount into (b) the sum of the products obtained by multiplying (1) the principal component of each Swapped Note Remaining Scheduled Swap Payment with respect to such Swapped Note Called Notional Amount by (2) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount and the scheduled due date of such Swapped Note Remaining Scheduled Payment.

“Swapped Note Remaining Scheduled Swap Payments” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note, the payments due to the holder of such Swapped Note in Dollars under the terms of the Swap Agreement to which such holder is a party which correspond to all payments of the Swapped Note Called Principal of such Swapped Note corresponding to such Swapped Note Called Notional Amount and interest on such Swapped Note Called Principal (other than that portion of the payment due under such Swap Agreement corresponding to the interest accrued on the Swapped Note Called Principal to the Swapped Note Settlement Date) that would be due after the Swapped Note Settlement Date in respect of such Swapped Note Called Notional Amount assuming that no payment of such Swapped Note Called Principal is made prior to its originally scheduled payment date, provided that if such Swapped Note Settlement Date is not a date on which an interest payment is due to be made under the terms of such Swapped Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Swapped Note Settlement Date and required to be paid on such Swapped Note Settlement Date pursuant to Section 8.2, Section 8.3 or Section 12.1.

“Swapped Note Settlement Date” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note Called Principal of any Swapped Note, the date on which such Swapped Note Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

(c) Make-Whole Amount and Modified Make-Whole Amount Currency of Payment. All payments of Make-Whole Amount and Modified Make-Whole Amount in respect of (i) any Non-Swapped Note shall be made in Euros and (ii) any Swapped Note shall be made in Dollars.

Section 8.11. Swap Breakage.

(a) If any Swapped Note is prepaid pursuant to Section 8.2, 8.3, 8.4, 8.5 or 8.6 or has become or is declared to be immediately due and payable pursuant to Section 12.1, then (a) any resulting Net Loss in connection therewith shall be reimbursed to the holder of such Swapped Note by the Company in Dollars upon any such prepayment or repayment of such Swapped Note and (b) any resulting Net Gain in connection therewith shall be deducted (1) from the Make-Whole Amount or Modified Make-Whole Amount, if any, or any principal or interest to be paid to the holder of such Swapped Note by the Company upon any such prepayment of such Swapped Note pursuant to Section 8.2, 8.3, 8.4, 8.5 or 8.6 or (2) from the Make-Whole Amount, if any, to be paid to the holder of such Swapped Note by the Company upon any such repayment of such Swapped Note pursuant to Section 12.1, provided that, in either case, the Make-Whole Amount and Modified Make-Whole Amount in respect of such Swapped Note may in no event be less than zero. Each holder of a Swapped Note shall calculate reasonably and in good faith its own Net Loss or Net Gain, as the case may be, and Swap Breakage Amount in Dollars upon the prepayment or repayment of all or any portion of such Swapped Note, and such calculations as reported to the Company in reasonable detail shall be binding on the Company absent demonstrable error (and subject to the requirements of clause (c) below with respect to the calculation by such holder of the Swap Breakage Amount).

(b) As used in this Section 8.11 with respect to any Swapped Note that is prepaid or accelerated: “Net Loss” means the amount, if any, by which the Swapped Note Called Notional Amount and the Swapped Note Called Notional Accrued Interest Amount exceeds the sum of (i) the Swapped Note Called Principal and the Swapped Note Called Accrued Interest Amount plus (or minus in the case of an amount paid) (ii) the Swap Breakage Amount received (or paid) by the holder of such Swapped Note; and “Net Gain” means the amount, if any, by which the Swapped Note Called Notional Amount and the Swapped Note Called Notional Accrued Interest Amount is exceeded by the sum of (i) the Swapped Note Called Principal and the Swapped Note Called Accrued Interest Amount plus (or minus in the case of an amount paid) and (ii) the Swap Breakage Amount received (or paid) by such holder. For purposes of any determination of any “Net Loss” or “Net Gain,” the Swapped Note Called Principal and the Swapped Note Called Accrued Interest Amount shall be determined reasonably and in good faith by the holder of the affected Swapped Note by converting Euros into Dollars at the current Euro/Dollar exchange rate, as determined as of 10:00 a.m. (New York City time) on the day such Swapped Note is prepaid or accelerated as indicated on the applicable screen of Bloomberg Financial Markets and any such calculation shall be reported to the Company in reasonable detail and shall be binding on the Company absent demonstrable error.

“Swapped Note Called Accrued Interest Amount” means, with respect to a Swapped Note, the accrued interest of such Swapped Note to the Swapped Note Settlement Date that is to be prepaid or has become immediately due and payable, as the context requires.

“Swapped Note Called Notional Accrued Interest Amount” means, with respect to any Swapped Note Called Notional Amount, the payment due to the holder of the related Swapped Note under the terms of the Swap Agreement to which such holder is a party attributable to and in exchange for the Swapped Note Called Accrued Interest Amount.

(c) As used in this Section 8.11, “Swap Breakage Amount” means, with respect to the Swap Agreement associated with any Swapped Note, in determining the Net Loss or Net Gain, the amount that would be received (in which case the Swap Breakage Amount shall be positive) or paid (in which case the Swap Breakage Amount shall be negative) by the holder of such Swapped Note as if such Swap Agreement (or relevant portion thereof in the case of any partial prepayment of such Swapped Note) had terminated due to the occurrence of an event of default or an early termination under the ISDA 1992 Multi-Currency Cross Border Master Agreement or ISDA 2002 Master Agreement, as applicable (the “ISDA Master Agreement”) and assuming such holder shall have used “Second Method” and either “Market Quotation” or “Loss” if the termination occurs under an ISDA 1992 Multi-Currency Cross Border Master Agreement or “Close-out Amount” if the termination occurs under an ISDA 2002 Master Agreement; provided that if such holder (or its predecessor in interest with respect to such Swapped Note) was, but is not at the time, a party to an Original Swap Agreement but is a party to a New Swap Agreement, then the Swap Breakage Amount shall mean the lesser of (i) the gain or loss (if any) which would have been received or incurred (by payment, through off-set or netting or otherwise) by the holder of such Swapped Note under the terms of the Original Swap Agreement (if any) in respect of such Swapped Note to which such holder (or any affiliate thereof) was a party (or if such holder was never a party to an Original Swap Agreement, then the last Original Swap Agreement to which the most recent predecessor in interest to such holder as a holder of a Swapped Note was a party) and which would have arisen as a result of the payment of the Swapped Note Called Principal on the Swapped Note Settlement Date and (ii) the gain or loss (if any) actually received or incurred by the holder of such Swapped Note, in connection with the payment of such Swapped Note Called Principal on the Swapped Note Settlement Date, under the terms of the New Swap Agreement to which such holder (or any affiliate thereof) is a party. The holder of such Swapped Note will make all calculations related to the Swap Breakage Amount reasonably and in good faith and in accordance with its customary practices for calculating such amounts under the ISDA Master Agreement pursuant to which such Swap Agreement shall have been entered into and assuming for the purpose of such calculation that there are no other transactions entered into pursuant to such ISDA Master Agreement (other than such Swap Agreement), and such holder will provide the Company with reasonable support for the determination and calculation of such amounts (subject to any confidentiality requirements applicable thereto in the Swap Agreement or otherwise), including, if obtained by such holder at its own discretion, competitive quotes from leading dealers.

(d) The Swap Breakage Amount shall be payable in Dollars.

Section 8.12. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (a) subject to clause (b), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (b) any payment of principal of or Make-Whole Amount or Modified Make-Whole Amount, if any, or Net Loss, if any, on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

SECTION 9. AFFIRMATIVE COVENANTS.

From the Execution Date until the date of the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that:

Section 9.1. Compliance with Laws. Without limiting Section 10.4, the Company will, and will cause each of its Restricted Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16), and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) that, in the good faith judgment of the Company, is generally consistent with that maintained by entities engaged in the same or a similar businesses as the Company or such Restricted Subsidiary, as the case may be.

Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted, in all material respects, at all times, provided that this Section 9.3 shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance, in the good faith judgment of the Company, is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes. The Company will, and will cause each of its Restricted Subsidiaries to, file all federal (or comparable national) income tax returns, and all other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent (after giving effect to any properly filed extension), provided that neither the Company nor any Restricted Subsidiary need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by the Company or such Restricted Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Restricted Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Restricted Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc. Subject to Section 10.2, the Company will at all times preserve and keep its corporate existence in full force and effect. Subject to Sections 10.2 and 10.9, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Wholly-Owned Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Books and Records. The Company will, and will cause each of its Restricted Subsidiaries to, maintain proper books of record and account in conformity with GAAP in all material respects and all applicable material requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Restricted Subsidiary, as the case may be. The Company and its Restricted Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all material transactions and dispositions of assets and the Company will, and will cause each of its Restricted Subsidiaries to, continue to maintain such system.

Section 9.7. Subsidiary Guarantors.

(a) The Company will cause each of its Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith:

(1) enter into an agreement in form and substance reasonably satisfactory to the Required Holders providing for the guaranty by such Subsidiary, on a joint and several basis with all other such Subsidiaries, of (i) the prompt payment in full when due of all amounts payable by the Company pursuant to the Notes (whether for principal, interest, Make-Whole Amount, Modified Make-Whole Amount, Net Loss or otherwise) and this Agreement, including all indemnities, fees and expenses payable by the Company thereunder and (2) the prompt, full and faithful performance, observance and discharge by the Company of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it (a “Subsidiary Guaranty”); and

(2) deliver the following to each Purchaser and each holder of a Note:

(1) an executed counterpart of such Subsidiary Guaranty;

(2) a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6 and 5.7 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company);

(3) all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite corporate or other action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder;

(4) an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Subsidiary Guaranty as the Required Holders may reasonably request; and

(5) if on the date of the delivery of such Subsidiary Guaranty the Company is not a U.S. Entity, evidence of the acceptance by a nationally recognized registered agent of the appointment of designation as such Subsidiary Guarantors’ agent to receive, for it and on its behalf, service of process in the United States, for the period from the date of such Subsidiary Guaranty to November 15, 2029 (and the payment in full of all fees in respect thereof).

(b) At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (1) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) under such Material Credit Facility, (2) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (3) no amount is then due and payable under such Subsidiary Guaranty, (4) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Material Credit Facility for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (5) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (1) through (4). In the event of any such release, for purposes of Section 10.7, all Indebtedness of such Subsidiary shall be deemed to have been incurred concurrently with such release.

Anything in this Section 9.7 to the contrary notwithstanding, a Foreign Subsidiary that guarantees or is otherwise liable as a borrower or an additional or co-borrower under a Material Credit Facility shall be deemed not to be a guarantor, borrower or an additional or co-borrower of Indebtedness existing under such Material Credit Facility for purposes of this Section 9.7 if such Subsidiary shall have no obligations under such Material Credit Facility (or any other agreement or instrument relating thereto) for the repayment of any Indebtedness of the Company or any other Subsidiary outstanding thereunder (whether upon default by any party to such Material Credit Facility (or otherwise)) other than Indebtedness of another Foreign Subsidiary which Subsidiary also satisfies the conditions of this sentence.

Section 9.8. Priority of Obligations. The Company will ensure that its payment obligations under this Agreement and the Notes, and the payment obligations of any Subsidiary Guarantor under its Subsidiary Guaranty, will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Company and such Subsidiary Guarantor, as applicable.

Section 9.9. Designation of Subsidiaries. The Company may from time to time cause any Restricted Subsidiary to be designated as an Unrestricted Subsidiary or any Unrestricted Subsidiary to be designated as a Restricted Subsidiary; provided, however, that at the time of such designation and immediately after giving effect thereto, (a) no Default or Event of Default shall have occurred and be continuing and (b) the Company and its Restricted Subsidiaries would be in compliance with all of the covenants set forth in Section 10 if tested on the date of such redesignation and provided, further, that, except as required in order for the Company to comply with the requirements of Section 10.10, once a Subsidiary has been designated an Unrestricted Subsidiary or a Restricted Subsidiary pursuant to this Section 9.9, it shall not thereafter be redesignated as a Restricted Subsidiary or an Unrestricted Subsidiary on more than two occasions, the second of which, in the case of the redesignation of a Restricted Subsidiary to an Unrestricted Subsidiary, shall not occur within one year of its most recent redesignation as a Restricted Subsidiary. Within 10 days following any designation described above, the Company will deliver to each Purchaser and each holder of Notes a notice of such designation accompanied by a certificate signed by a Senior Financial Officer certifying compliance with all requirements of this Section 9.9 and setting forth all information required in order to establish such compliance.

Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 9 on or after the Execution Date and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

SECTION 10. NEGATIVE COVENANTS.

From the Execution Date until the date of the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that:

Section 10.1. Transactions with Affiliates. The Company will not, and will not permit any Restricted Subsidiary to, enter into directly or indirectly any Material transaction or group of Material related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except (a) for investments in, or acquisitions of, an Affiliate not otherwise restricted hereunder, or (b) pursuant to the reasonable requirements of the Company’s or such Restricted Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2. Merger, Consolidation, Etc. The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

(a) any Restricted Subsidiary may (1) consolidate with or merge with, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, (i) the Company or a Wholly-Owned Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation or (ii) any other Person so long as the surviving or continuing entity is a Restricted Subsidiary or (2) convey, transfer or lease all or substantially all of its assets in compliance with the provisions of Section 10.9; and

(b) the Company may consolidate or merge with, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, any Person so long as:

(1) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent U.S. Entity or corporation, limited liability company or comparable entity organized and existing under the laws of any other Permitted Jurisdiction;

(2) if the Company is not such corporation, limited liability company or comparable entity, (i) such corporation, limited liability company or comparable entity shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes, (ii) such corporation, limited liability company or comparable entity shall have caused to be delivered to each holder of Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof and (iii) if the successor formed by such consolidation or survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company, as the case may be, is not a U.S. Entity, such corporation, limited liability company or comparable entity shall have provided to the holders evidence of the acceptance by a nationally recognized registered agent of its appointment of designation as such corporation’s, limited liability company’s or comparable entity’s agent to receive, for it and on its behalf, service of process in the United States, for the period from the date of such consolidation or merger or conveyance, transfer or lease to November 15, 2029 (and the payment in full of all fees in respect thereof);

(3) each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time of such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and

(4) immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation, limited liability company or comparable entity that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

Section 10.3. Line of Business. The Company will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the Execution Date as described in the Memorandum.

Section 10.4. Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to, (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction would be in violation of, or could result in the imposition of sanctions under, any U.S. Economic Sanctions Laws applicable to the Company or such Controlled Entity, except, in the case of this clause (b), to the extent that such violation or sanctions, if imposed, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 10.5. Consolidated Net Indebtedness to Consolidated EBITDA. The Company will not permit the ratio of (a) Consolidated Net Indebtedness on the last day of each fiscal quarter of each of fiscal year of the Company to (b) Consolidated EBITDA for the period of twelve consecutive months ending on such day to exceed 3.00 to 1.00.

Section 10.6. Consolidated EBITDA to Consolidated Net Interest Expense. The Company will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Net Interest Expense, in each case for the period of twelve consecutive months ending on the last day of each fiscal quarter of each fiscal year of the Company, to be less than 3.00 to 1.00.

Section 10.7. Priority Debt. The Company will not, at any time, permit the aggregate amount of all Priority Debt to exceed an amount equal to 20% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal year of the Company.

Section 10.8. Liens. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable;

(c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (1) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, or (2) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds), bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

(d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

(e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the usefulness or the value of such property;

(f) Liens on property or assets of a Restricted Subsidiary securing Indebtedness owing to the Company or to a Wholly-Owned Restricted Subsidiary;

(g) Liens existing on the Execution Date and reflected in Schedule 10.8;

(h) any Lien created to secure all or any part of the purchase price, or to secure Indebtedness incurred or assumed to pay all or any part of the purchase price or cost of construction, of tangible property (or any improvement thereon) acquired or constructed by the Company or a Restricted Subsidiary after the Execution Date, provided that

(1) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

(2) the principal amount of the Indebtedness secured by any such Lien shall at no time exceed an amount equal to the lesser of (i) the cost to the Company or such Restricted Subsidiary of the property (or improvement thereon) so acquired or constructed and (ii) the fair market value (as determined in good faith by the board of directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction,

(3) any such Lien shall be created contemporaneously with, or within 365 days after, the acquisition or construction of such property,

(4) the aggregate principal amount of all Indebtedness secured by such Liens would be permitted by the limitation set forth in Section 10.5, and

(5) at the time of such incurrence and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

(i) any Lien existing on property of a Person (other than an Unrestricted Subsidiary) immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Restricted Subsidiary, or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Restricted Subsidiary or such acquisition of property, (2) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, (3) the aggregate principal amount of all Indebtedness secured by such Liens would be permitted by the limitation set forth in Section 10.5 and (4) at the time of such incurrence and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

(j) any netting or set-off arrangement entered into by the Company or any Restricted Subsidiary in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

(k) any payment or close out netting or set-off arrangement pursuant to any hedging transaction entered into by the Company or any Restricted Subsidiary for the purpose of: (1) hedging any risk to which the Company or such Restricted Subsidiary is exposed in its ordinary course of trading; or (2) its interest rate or currency management operations which are carried out in the ordinary course of trading and for nonspeculative purposes only, excluding, in each case, any Lien under a credit support arrangement in relation to a hedging transaction;

(l) any Lien arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to the Company or any Restricted Subsidiary in the ordinary course of trading and on the supplier’s standard or usual terms and not arising as a result of any default or omission by the Company or any Restricted Subsidiary;

(m) any Lien renewing, extending or refunding any Lien permitted by paragraphs (g), (h) or (i) of this Section 10.8, provided that (1) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (2) such Lien is not extended to any other property, and (3) immediately after such extension, renewal or refunding no Default or Event of Default shall have occurred and be continuing; and

(n) other Liens securing Indebtedness of the Company or any Restricted Subsidiary not otherwise permitted by clauses (a) through (m), provided (1) the aggregate principal amount of all Indebtedness secured by such Liens shall be permitted by the limitations set forth in Sections 10.5 and 10.7 and (2) at the time of such incurrence and after giving effect thereto, no Default or Event of Default shall have occurred or be continuing, provided, further, that notwithstanding the foregoing, the Company will not, and will not permit any of its Restricted Subsidiaries to, secure pursuant to this Section 10.5(n) any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any Guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including an intercreditor agreement and opinions of counsel to the Company and/or any such Restricted Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders.

For the purposes of this Section 10.8, any Person becoming a Restricted Subsidiary after the Execution Date shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Restricted Subsidiary, and any Person extending, renewing or refunding any Indebtedness secured by any Lien shall be deemed to have incurred such Lien at the time of such extension, renewal or refunding.

Section 10.9. Sales of Assets. The Company will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets (including capital stock or similar equity interests of Subsidiaries) of the Company and its Restricted Subsidiaries; provided, however, that the Company or any Restricted Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Company and its Restricted Subsidiaries if such assets are sold for fair market value and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

(a) to acquire productive assets used or useful in carrying on the business of the Company and its Restricted Subsidiaries and having a fair market value at least equal to the fair market value of such assets sold, leased or otherwise disposed of; and/or

(b) to prepay or retire senior Indebtedness of the Company and/or a Restricted Subsidiary, provided that in the course of making such application the Company shall offer to prepay each outstanding Note in accordance with Section 8.6 in a principal amount which equals the Ratable Portion for such Note. If any holder of a Note fails to accept such offer of prepayment, then the Company shall prepay or pay or cause to prepay or pay additional senior Indebtedness of the Company or a Restricted Subsidiary in an amount equal to the Ratable Portion for such Note.

As used in this Section 10.9, a sale, lease or other disposition of assets shall be deemed to be a “substantial part” of the assets of the Company and its Restricted Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries during the period of 365 consecutive days ending on the date of such sale, lease or other disposition, exceeds 10% of the book value Consolidated Total Assets, determined as of the end of the fiscal year of the Company immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a “substantial part” (1) any sale, lease or other disposition of assets in the ordinary course of business of the Company and its Restricted Subsidiaries, (2) any sale, lease or other disposition of assets from the Company to a Restricted Subsidiary or from any Restricted Subsidiary to the Company or a Wholly-Owned Restricted Subsidiary, (3) any sale of property acquired or constructed by the Company or any Restricted Subsidiary after the Execution Date to any Person within 365 days following the acquisition or completion of construction of such property by the Company or such Restricted Subsidiary if the Company or such Restricted Subsidiary shall concurrently with such sale, lease such property, as lessee, (4) any sale of obsolete or surplus assets or assets no longer used or useful in the business of the Company or any Restricted Subsidiary, (5) any transaction permitted by Section 10.2 (other than Section 10.2(a)), and (6) any sale of assets pursuant to any Securitization Transaction.

Section 10.10. Limitation on Unrestricted Subsidiaries. The Company will not, at any time, permit (a) the total assets of all Unrestricted Subsidiaries to constitute more than 15% of the consolidated total assets of the Company and its Subsidiaries or (b) the gross revenues of all Unrestricted Subsidiaries to account for more than 15% of the consolidated gross revenues of the Company and its Subsidiaries, in each case, determined in accordance with GAAP.

Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 10 before or after giving effect to the issuance of the Notes on a pro forma basis, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount or Modified Make-Whole Amount on any Note, or any Net Loss on any Swapped Note, when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note or any amount payable pursuant to Section 13 for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d), Section 10.2, Section 10.4 through Section 10.7, inclusive, or Section 10.9; or

(d) the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (1) a Responsible Officer obtaining actual knowledge of such default and (2) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) (1) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (2) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (1) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least U.S.$75,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (2) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least U.S.$75,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (i) the Company or any Significant Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least U.S.$75,000,000 (or its equivalent in the relevant currency of payment), or (ii) one or more Persons have the right to require the Company or any Significant Subsidiary so to purchase or repay such Indebtedness; or

(g) the Company or any Significant Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated, or (6) takes corporate action for the purpose of any of the foregoing; or

(h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Significant Subsidiary, or any such petition shall be filed against the Company or any Significant Restricted Subsidiary and such petition shall not be dismissed within 60 days; or

(i) any event occurs with respect to the Company or any Significant Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or

(j) one or more final judgments or orders for the payment of money aggregating in excess of U.S.$75,000,000 (or its equivalent in the relevant currency of payment) (after giving effect to available third-party insurance which is not being disputed), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and its Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k) if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (3) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA, (4) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (5) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (6) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, (7) the Company or any Restricted Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Restricted Subsidiary thereunder, (8) the Company or any Restricted Subsidiary fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up, or (9) the Company or any Restricted Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (1) through (9) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect. As used in this Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(l) any Subsidiary Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Subsidiary Guaranty, or the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guaranty.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration.

(a) If an Event of Default with respect to the Company described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (1) of Section 11(g) or described in clause (6) of Section 11(g) by virtue of the fact that such clause encompasses clause (1) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (1) all accrued and unpaid interest thereon (including interest accrued thereon at the applicable Default Rate), (2) the Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), and (3) with respect to any Swapped Note, any Net Loss, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount, if any, and, in respect of a Swapped Note, Net Loss, if any, by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount or Modified Make-Whole Amount, if any, on any Notes and Net Loss, if any, on any Swapped

Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount or Modified Make-Whole Amount, if any, and Net Loss, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable and documented attorneys’ fees, expenses and disbursements.

SECTION 13. TAX INDEMNIFICATION.

(a) All payments whatsoever under this Agreement and the Notes will be made by the Company free and clear of, and without liability for withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States (or any political subdivision or taxing authority of or in such jurisdiction) (hereinafter a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.

(b) If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by the Company under this Agreement or the Notes, the Company will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder of a Note such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of this Agreement or the Notes after such deduction, withholding or payment (including any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of this Agreement or the Notes before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

(1) Tax that would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and the Taxing Jurisdiction, other than the mere holding of the relevant Note or the receipt of payments thereunder or in respect thereof or the exercise of remedies in respect thereof, including such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for the Company, after the Execution Date opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of this Agreement or the Notes are made to, the Taxing Jurisdiction imposing the relevant Tax;

(2) any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by the Company) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such holder’s reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such holder or result in any confidential or proprietary income tax return information (other than such holder’s taxpayer identification number) being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, and provided further that such holder shall be deemed to have satisfied the requirements of this clause (b)(2) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of the Company no later than 60 days after receipt by such holder of such written request (accompanied by copies of such Forms and related instructions, if any, all in the English language or with an English translation thereof); or

(3) any combination of clauses (1) and (2) above;

provided further that in no event shall the Company be obligated to pay such additional amounts to any holder (i) not resident in the United States of America or any other jurisdiction in which an original Purchaser is resident for tax purposes on the Execution Date in excess of the amounts that the Company would be obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable, for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction or (ii) registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) Securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and the Company shall have given timely notice of such law or interpretation to such holder.

(c) By acceptance of any Note, the holder of such Note agrees, subject to the limitations of clause (b)(2) above, that it will from time to time with reasonable promptness (1) duly complete and deliver to or as reasonably directed by the Company all such forms, certificates, documents and returns provided to such holder by the Company (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of a tax treaty between the United States and such Taxing Jurisdiction and (2) provide the Company with such information with respect to such holder as the Company may reasonably request in order to complete any such Forms, provided that nothing in this Section 13 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such holder (other than such holder’s taxpayer identification number), and provided further that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to the Company or mailed to the appropriate taxing authority, whichever is applicable, within 60 days following a written request of the Company (which request shall be accompanied by copies of such Form and English translations of any such Form not in the English language) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

(d) If at any time the Company is not a U.S. Entity, the Company will promptly furnish each holder of Notes with copies of the appropriate Form (and English translation if required as aforesaid) then required to be filed in the Taxing Jurisdiction pursuant to Section 13(b)(2), if any, and in connection with the transfer of any Note the Company will furnish the transferee of such Note with copies of any Form and English translation then required.

(e) If any payment is made by the Company to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by the Company pursuant to this Section 13, then, if such holder at its sole discretion determines that it has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to the Company such amount as such holder shall, in its sole discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in Section 13(b)(2)) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof.

(f) The Company will furnish the holders of Notes, promptly and in any event within 60 days after the date of any payment by the Company of any Tax in respect of any amounts paid under this Agreement or the Notes, the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of the Company, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.

(g) If the Company is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which the Company would be required to pay any additional amount under this Section 13, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against the holder of any Note, and such holder pays such liability, then the Company will promptly reimburse such holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by the Company) upon demand by such holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.

(h) If the Company makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such holder shall, as soon as practicable after receiving written request from the Company (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by the Company, subject, however, to the same limitations with respect to Forms as are set forth above.

(i) The obligations of the Company under this Section 13 shall survive the payment or transfer of any Note and the provisions of this Section 13 shall also apply to successive transferees of the Notes.

(j) By acceptance of any Note, the holder of such Note agrees that such holder will from time to time with reasonable promptness duly complete and deliver to or as reasonably directed by the Company (1) in the case of any such holder that is a U.S. Person, such holder’s United States tax identification number or other Forms reasonably requested by the Company necessary to establish such holder’s status as a U.S. Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (2) in the case of any such holder that is not a U.S. Person, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 13(j) shall require any holder of the Notes to provide information that is confidential or proprietary to such holder unless such information is prescribed by applicable law for the Company to comply with its obligations under FATCA and, in such event, the Company shall treat all such information as confidential.

SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 14.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 14.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 19(a)(3)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1(d), 1(e), or 1(f), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred (a) to any Competitor, provided that the limitation contained in this clause (a) shall not apply during any period when an Event of Default has occurred and is continuing, and (b) in denominations of less than €100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than €100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 14.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 19(a)(3)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least U.S.$100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 15. PAYMENTS ON NOTES.

Section 15.1. Place of Payment. Subject to Section 15.2, payments of principal, Make-Whole Amount or Modified Make-Whole Amount, if any, Net Loss, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 15.2. Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount or Modified Make-Whole Amount, if any, Net Loss, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2.

SECTION 16. EXPENSES, ETC.

Section 16.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable and documented attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the out-of-pocket costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty and (c) the out-of-pocket costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed U.S.$5,000. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (1) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (2) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (3) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.

Section 16.2. Certain Taxes. At any time when the Company is not a U.S. Entity, the Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Subsidiary Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction of organization of the Company or any Subsidiary Guarantor or any other jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Subsidiary Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 16, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.

Section 16.3. Survival. The obligations of the Company under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guarantees embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 18. AMENDMENT AND WAIVER.

Section 18.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 22, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (1) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (i) interest on the Notes or (ii) the Make-Whole Amount or Modified Make-Whole Amount, if any, on the Notes or Net Gain or Net Loss, if any, on the Swapped Notes, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (3) amend any of Sections 8, 11(a), 11(b), 12, 13, 18, 21 or 23.8.

Section 18.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser or holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 18 or any Subsidiary Guaranty to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 18 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to the Company or any Affiliate or to any other Person in connection with, or in anticipation of, an acquisition of, tender offer for or merger with the Company in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 18.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 18 or any Subsidiary Guaranty applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or any holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any Purchaser or any holder of such Note.

Section 18.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 19. NOTICES; ENGLISH LANGUAGE.

(a) Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (x) by telecopy or electronic mail if the sender on the same day sends a confirming copy of such notice by an internationally recognized commercial delivery service (charges prepaid) or (y) by an internationally recognized commercial delivery service (charges prepaid). Any such notice must be sent:

(1) if to any Purchaser or its nominee, to such Purchaser or nominee at the physical or electronic address specified for such communications in the Purchaser Schedule, or at such other physical or electronic address as such Purchaser or nominee shall have specified to the Company in writing,

(2) if to any other holder of any Note, to such holder at such physical or electronic address as such other holder shall have specified to the Company in writing, or

(3) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Mr. Christian Fife, 2770 Research Drive, Rochester Hills, Michigan 48309-3511, e-mail Christian.Fife@wabco-auto.com, with copies to Mr. Fife at Chaussée de la Hulpe 166, 1170 Brussels, Belgium, and to Ms. Lisa J. Brown, at Chaussée de la Hulpe 166, 1170 Brussels, Belgium, e-mail Lisa.Brown@wabco-auto.com or at such other physical or electronic address as the Company shall have specified to each Purchaser and the holder of each Note in writing.

Notices under this Section 19 will be deemed given only when actually received.

(b) Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Agreement shall be in English or accompanied by an English translation thereof.

(c) This Agreement and the Notes have been prepared and signed in English and the parties hereto agree that the English version hereof and thereof (to the maximum extent permitted by applicable law) shall be the only version valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language hereof or thereof, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in any other jurisdiction in respect hereof or thereof.

SECTION 20. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company or any other Purchaser or holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21. CONFIDENTIAL INFORMATION.

For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the

Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (1) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (2) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 21, (3) any other holder of any Note, (4) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (5) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (6) any federal or state regulatory authority having jurisdiction over such Purchaser, (7) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Purchaser is a party or (iv) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 21.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 21, this Section 21 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 21 shall supersede any such other confidentiality undertaking.

SECTION 22. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 23. MISCELLANEOUS.

Section 23.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.2, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 23.2. Accounting Terms; Matters Relating to GAAP.

(a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.

(b) If the Company notifies the holders of Notes that, in the Company’s reasonable opinion, or if the Required Holders notify the Company that, in the Required Holders’ reasonable opinion, as a result of any change in GAAP from time to time (a “Subsequent Change”), any of the financial covenants contained in this Agreement or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Company than are such covenants immediately prior to giving effect to such Subsequent Change, the Company and the holders of Notes shall negotiate in good faith to reset or amend such covenants or defined terms so as to negate such Subsequent Change, or to establish alternative covenants or defined terms. Until the Company and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, the financial covenants contained in this Agreement together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined assuming that the Subsequent Change shall not have occurred (“Static GAAP”). During any period that compliance with any covenants shall be determined pursuant to Static GAAP, the Company shall include relevant reconciliations in reasonable detail between GAAP and Static GAAP with respect to the applicable covenant compliance calculations contained in each certificate of a Senior Financial Officer delivered pursuant to Section 7.2(a) during such period.

(c) Except as otherwise specifically provided herein, (1) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (2) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 23.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 23.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 14, (b) subject to Section 23.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 23.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 23.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 23.7. Jurisdiction and Process; Waiver of Jury Trial.

(a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 23.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 23.7(a) by mailing a copy thereof by registered, certified, priority or express mail, postage prepaid, return receipt or delivery confirmation requested to it at its address for notices specified in Section 19 or at such other address for which such holder shall then have been notified pursuant to Section 19, or, if the Company is not a U.S. Entity, by delivering a copy thereof in the manner for delivery of notices specified in Section 19, to its registered agent appointed pursuant to Section 10.2(b)(2)(iii), as its agent for the purpose of accepting service of any process in the United States. The Company agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 23.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

SECTION 23.8. Obligation to Make Payment in Euros. Any payment on account of an amount that is payable hereunder or under the Notes in Euros which is made to or for the account of any holder in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of the Company, shall constitute a discharge of the obligation of the Company under this Agreement or the Notes only to the extent of the amount of Euros which such holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of Euros that could be so purchased is less than the amount of Euros originally due to such holder, the Company agrees to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Agreement and the Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under the Notes or under any judgment or order. As used herein the term “London Banking Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours, WABCO HOLDINGS INC.

By	/s/ Prashanth Mahendra-Rajah
	Name:	Prashanth Mahendra-Rajah
	Title:	Chief Financial Officer

Signature Page to Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Aron Davidowitz
	Name:	Aron Davidowitz
	Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
BY:	NYL INVESTORS LLC, ITS INVESTMENT MANAGER

By:	/s/ Aron Davidowitz
	Name:	Aron Davidowitz
	Title:	Senior Director

Signature Page to Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

METROPOLITAN LIFE INSURANCE COMPANY
METLIFE INSURANCE COMPANY USA
By:	Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ C. Scott Inglis
	Name:	C. Scott Inglis
	Title:	Senior Vice President and
Managing Director

METLIFE INSURANCE K.K.
By:	MetLife Investment Advisors, LLC, Its Investment Manage

By:	/s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

PENSIONSKASSE DES BUNDES PUBLICA
By:	MetLife Investment Management Limited, as Investment Manager

By:	/s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

Signature Page to Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

VOYA INSURANCE AND ANNUITY COMPANY
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
By:	Voya Investment Management LLC, as Agent

By:	/s/ Paul Aronson
	Name:	Paul Aronson
	Title:	Senior Vice President

Signature Page to Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Karl Spaeth
Name: Karl Spaeth
Title: Vice President

Signature Page to Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Thomas A. Gleason
	Name:	Thomas A. Gleason
	Title:	Authorized Signatory

Signature Page to Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD FIRE INSURANCE COMPANY
SEPARATE ACCOUNT B, A SEPARATE ACCOUNT OF HARTFORD LIFE INSURANCE COMPANY
By:	Hartford Investment Management Company
Their Agent and Attorney-in-Fact

By:	/s/ John Knox
Name: John Knox
Title: Senior Vice President

Signature Page to Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
	Name:	Eve Hampton
	Title:	Vice President, Investments

By:	/s/ Tad Anderson
	Name:	Tad Anderson
	Title:	Assistant Vice President, Investments

Signature Page to Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Gwendolyn S. Foster
	Name:	Gwendolyn S. Foster
	Title:	Senior Director

Signature Page to Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Senior Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Senior Vice President

Signature Page to Note Purchase Agreement

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Payments” is defined in Section 8.3(d).

“Affected Noteholder” is defined within the definition of “Noteholder Sanctions Event.”

“Affected Notes” is defined in Section 8.4(a).

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.10 only, with respect to calculations relating to (1) any Swapped Note, any day other than a Saturday, a Sunday, a day on which commercial banks in New York City are required or authorized to be closed or a day on which the Trans-European Automated Real-time Closing Settlement Express Transfer payment system (or any successor thereto) is not open for the settlement of payments in Euro and (2) any Non-Swapped Note, a day on which the Trans-European Automated Real-time Closing Settlement Express Transfer payment system (or any successor thereto) is open for the settlement of payments in Euro, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Rochester, Michigan or New York, New York are required or authorized to be closed.

SCHEDULE A

(to Note Purchase Agreement)

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

“Capital Lease Obligations” means the obligations of a Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as Capital Leases on a balance sheet of such Person under GAAP applied on a consistent basis and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP applied on a consistent basis.

“Change in Control” is defined in Section 8.5(f).

“Change in Control Prepayment Date” is defined in Section 8.5(b).

“Change in Tax Law” is defined in Section 8.3(d).

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the first paragraph of this Agreement.

“Competitor” means any Person primarily engaged in the automotive or commercial vehicle industry; provided, however, that the term “Competitor” shall exclude any Person that is an Institutional Investor and that, but for this proviso, would fall within the definition of “Competitor” solely through the holding of passive investments in a Competitor.

“Confidential Information” is defined in Section 21.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus:

(a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of:

(1) Consolidated Net Interest Expense for such period;

(2) consolidated income tax expense for such period;

(3) all amounts attributable to depreciation and amortization (including accelerated amortization and amortization of stock based compensation) for such period;

(4) any extraordinary or non-recurring charges for such period related to plant closings or other restructurings of operations or to the write-down of assets;

(5) separation costs incurred in connection with the Spin-Off in an aggregate amount not to exceed U.S.$75,000,000;

(6) fees and expenses incurred in connection with the negotiation and execution of this Agreement; and

(7) loss on sale of any plant and machinery, and minus

(b) without duplication and to the extent not deducted in determining such Consolidated Net Income, extraordinary gains for such period,

provided that for any period including a fiscal quarter during which an acquisition or a divestiture was consummated outside of the ordinary course of business, Consolidated EBITDA and the components thereof shall be determined on a pro forma basis as if such acquisition or divestiture, as the case may be, had occurred at the beginning of such period.

“Consolidated Net Income” means, for any period, the net income or loss of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Indebtedness” means, on any date, (a) Consolidated Total Debt minus (b) the amount of Unrestricted Cash and Cash Equivalents.

“Consolidated Net Interest Expense” means, for any period for which such amount is being determined, (a) total interest expense (including that properly attributable to Capital Leases and amortization of debt discount and debt issuance costs) of the Company and its Restricted Subsidiaries, including all capitalized interest, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financings and net costs under interest rate protection agreements (including amortization of discount) minus (b) total interest income of the Company and its Restricted Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP, and, to the extent Consolidated EBITDA for any period is determined on a pro forma basis to reflect an acquisition or divestiture out of the ordinary course of business, Consolidated Net Interest Expense shall be calculated on a pro forma basis as if such acquisition or divestiture, as the case may be, had occurred at the beginning of such period.

“Consolidated Total Assets” means the aggregate amount of assets of the Company and its Restricted Subsidiaries (less applicable reserves and other properly deductible items) determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Debt” means all Indebtedness of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that per annum rate of interest that is 2.00% above the rate of interest stated in clause (a) of the first paragraph of such Note.

“Disclosure Documents” is defined in Section 5.3.

“Dollars” or “U.S.$” means lawful currency of the United States of America.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Euro” or “€” mean the lawful currency of the member states of the European Union that have adopted the single currency in accordance with the Treaty establishing the European Communities, as amended by the Treaty on European Union.

“Event of Default” is defined in Section 11.

“Execution Date” is defined in Section 3.

“FATCA” means (a) the United States Foreign Account Tax Compliance Act of 2009 (Sections 1471 through 1474 of the Code as of the Execution Date), together with any regulations thereunder and interpretations thereof and (b) any treaty, law, regulation or other official guidance enacted in any other jurisdiction or relating to any intergovernmental agreement between the United States and any other jurisdiction, which, in either case, facilitates the implementation of clause (a) above.

“Foreign Subsidiary” means any Subsidiary other than a Subsidiary that is organized under the laws of any state or commonwealth of the United States of America or the District of Columbia.

“Form 4” is defined in Section 7.1(c).

“Form 8-K” is defined in Section 7.1(c).

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“Forms” is defined in Section 13(c).

“GAAP” means generally accepted accounting principles (including International Financial Reporting Standards, as applicable) as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(1) the United States of America or any state or other political subdivision thereof, or

(2) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (1) for the purchase or payment of such indebtedness or obligation, or (2) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 18.2 and 19 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“INHAM Exemption” is defined in Section 6.2(e).

“Indebtedness” means, with respect to any Person, without duplication:

(a) all obligations of such Person for money borrowed or raised (excluding, in the case of the Company, all Securitization Transactions that are accounted for as true sales of accounts receivable and not as liabilities on the consolidated balance sheets of the Company, but including Securitization Transactions accounted for as liabilities on the consolidated balance sheets of the Company);

(b) all obligations of such Person (other than accounts payable and other similar items arising in the ordinary course of business) for the deferred payment of the purchase price of property or services which would appear as liabilities on a balance sheet of such Person;

(c) all Capital Lease Obligations of such Person;

(d) all Guarantees by such Person of obligations of others that otherwise constitute Indebtedness; and

(e) all obligations (contingent or otherwise) of such Person as an account party in respect of letters of credit issued to secure payment obligations that otherwise constitute Indebtedness.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than U.S.$10,000,000 of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.10.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under its Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty.

“Material Credit Facility” means, as to the Company and its Restricted Subsidiaries,

(a) the U.S.$400,000,000 Facility Agreement dated 8 July 2011 (as amended and restated pursuant to the Amendment Agreement dated 30 September 2015) for the Company arranged by Citigroup Global Markets Limited, ING Belgium SA/NV, Bank of America Merrill Lynch International Limited, The Bank of Tokyo-Mitsubishi UFJ, Ltd., BNP Paribas Fortis SA/NV, Credit Lyonnais, The Royal Bank of Scotland PLC and Unicredit Bank AG with Citibank International Limited, acting as agent, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;

(b) the U.S.$500,000,000 Note Purchase Agreement dated as of May 8, 2015 between the Company and the purchasers party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;

(c) any agreement(s) creating or evidencing indebtedness for borrowed money entered into by the Company and/or any Restricted Subsidiary, or in respect of which the Company and/or any Restricted Subsidiary is an obligor or otherwise provides a guarantee or other credit support, in a principal amount outstanding or available for borrowing equal to or greater than an amount equal to 10% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal quarter of the Company (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency; and

(d) any agreement(s) creating or evidencing indebtedness for borrowed money entered into by a Restricted Subsidiary, or in respect of which a Restricted Subsidiary is an obligor or otherwise provides a guarantee or other credit support, in a principal amount outstanding or available for borrowing equal to or greater than U.S.$100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency).

“Maturity Date” with respect to any Note is defined in the first paragraph of such Note.

“Memorandum” is defined in Section 5.3.

“Modified Make-Whole Amount” is defined in Section 8.10.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners.

“Net Gain” is defined in Section 8.11.

“Net Loss” is defined in Section 8.11.

“Non-Swapped Note” is defined in Section 8.10(a).

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Noteholder Sanctions Event” means, with respect to any holder of a Note (an “Affected Noteholder”), such holder or any of its affiliates being in violation of or subject to sanctions (a) under any U.S. Economic Sanctions Laws as a result of the Company or any Controlled Entity becoming a Blocked Person or, directly or indirectly, having any investment in or engaging in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Blocked Person or (b) under any similar laws, regulations or orders adopted by any State within the United States as a result of the name of the Company or any Controlled Entity appearing on a State Sanctions List.

“Notes” is defined in Section 1.1.

“OFAC” means Office of Foreign Assets Control, United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Permitted Jurisdiction” means (a) the United States of America, (b) Canada, (c) Japan and (d) any other country that on April 30, 2004 was a member of the European Union (other than Portugal, Italy, Greece or Spain).

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Priority Debt” shall mean, as of the date of any determination thereof, without duplication, the sum of (a) all unsecured Indebtedness of Restricted Subsidiaries (including all Guarantees of Indebtedness of the Company) but excluding (1) unsecured Indebtedness owing to the Company or a Wholly-Owned Restricted Subsidiary, (2) unsecured Indebtedness outstanding at the time such Person became a Restricted Subsidiary (other than an Unrestricted Subsidiary which is designated or redesignated as a Restricted Subsidiary pursuant to Section 9.9), provided that such Indebtedness shall not have been incurred in contemplation of such Person becoming a Restricted Subsidiary and (3) all Guarantees of Indebtedness of the Company by any Restricted Subsidiary that has also guaranteed the Notes pursuant to a Subsidiary Guaranty and (b) all Indebtedness of the Company and its Restricted Subsidiaries secured by Liens other than Indebtedness secured by Liens permitted by subparagraphs (a) through (m), inclusive, of Section 10.8.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 14.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 14.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.2(d).

“Ratable Portion” for any Note shall mean an amount equal to the product of (a) that portion of the net proceeds from a sale of assets being applied to the payment or prepayment of Indebtedness pursuant to Section 10.9(b) multiplied by (b) a fraction, the numerator of which is the aggregate outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of all senior Indebtedness of the Company or a Restricted Subsidiary receiving any repayment or prepayment (or offer thereof) pursuant to Section 10.9(b).

“Rejection Notice” is defined in Section 8.3(a).

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time (a) after the Execution Date and prior to the date of the Closing, the Purchasers and (b) on or after the date of the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Subsidiary” shall mean (a) any Subsidiary that is a Subsidiary Guarantor and (b) any other Subsidiary (1) in which at least a majority of the voting Securities are owned by the Company and/or one or more Wholly-Owned Restricted Subsidiaries and (2) which the Company has not designated as an Unrestricted Subsidiary on the Execution Date or by notice in writing given to the Purchasers and the holders of Notes in accordance with the provisions of Section 9.9.

“Sale of Assets Prepayment Date” is defined in Section 8.6(a).

“Sale of Assets Prepayment Event” is defined in Section 8.6(a).

“Sanctions Prepayment Date” is defined in Section 8.4(a).

“Sanctions Prepayment Offer” is defined in Section 8.4(a).

“Sanctions Prepayment Response Date” is defined in Section 8.4(a).

“SEC” means the Securities and Exchange Commission of the United States.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.

“Securitization Transaction” means:

(a) any transfer of accounts receivable or interests therein:

(1) to a trust, partnership, corporation or other entity (other than a Subsidiary), which transfer or pledge is funded by such entity in whole or in part by the issuance to one or more lenders or investors of Indebtedness or other Securities that are to receive payments principally from the cash flow derived from such accounts receivable or interests in accounts receivable; or

(2) directly to one or more investors or other purchasers (other than any Subsidiary); or

(b) any transaction in which the Company or a Subsidiary incurs Indebtedness or other obligations secured by Liens on accounts receivable.

The “amount” of any Securitization Transaction shall be deemed at any time to be:

(i) in the case of a transaction described in paragraph (a) above, the aggregate uncollected amount of the accounts receivable transferred pursuant to such Securitization Transaction, net of any such accounts receivable that have been written off as uncollectible; and

(ii) in the case of a transaction described in paragraph (b) above, the aggregate outstanding principal amount of the Indebtedness secured by Liens on accounts receivable incurred pursuant to such Securitization Transaction or, if less, the aggregate uncollected amount of the accounts receivable subject to such Liens.

For purposes of this definition, accounts receivable shall include any and all payments owing to the Company or any of its Restricted Subsidiaries by the Company or any Subsidiary under long term contracts in respect of goods or other property sold or leased or services rendered.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Series D Notes” is defined in Section 1.1.

“Series E Notes” is defined in Section 1.1.

“Series F Notes” is defined in Section 1.1.

“Significant Subsidiary” means, at any time, (a) each Subsidiary Guarantor and (b) each other Restricted Subsidiary that (1) individually accounts for more than 5% or, together with all other Restricted Subsidiaries of such Restricted Subsidiary, accounts for more than 15%, of the consolidated revenues of the Company and its Restricted Subsidiaries for the four consecutive fiscal quarters most recently ended for which the Company has delivered financial statements pursuant to Section 7.1 or (2) individually accounts for more than 5% or, together with all other Restricted Subsidiaries of such Restricted Subsidiary, accounts for more than 15%, of the consolidated tangible assets of the Company and its Subsidiaries determined as of the last day of the fiscal quarter most recently ended for which the Company has delivered financial statements pursuant to Section 7.1.

“Source” is defined in Section 6.2.

“Spin-Off” means the distribution on a pro rata basis to the shareholders of American Standard Companies Inc., a Delaware corporation, in a tax-free transaction, on the terms described in the Form 10 filed by the Company with the SEC on February 26, 2007 and any amendments thereto, of all the issued and outstanding shares of common stock of the Company.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Static GAAP” is defined in Section 23.2(b).

“Subsequent Change” is defined in Section 23.2(b).

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 9.7(a).

“Substitute Purchaser” is defined in Section 22.

“SVO” means the Securities Valuation Office of the NAIC.

“Swapped Note” is defined in Section 8.10(b).

“Tax” means any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, assessment, levy, impost, fee, compulsory loan, charge or withholding.

“Tax Prepayment Notice” is defined in Section 8.3(a).

“Taxing Jurisdiction” is defined in Section 13(a).

“Unrestricted Cash and Cash Equivalents” means cash and cash equivalents and short term investments of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, that are not, or are not required under the terms of any agreement or arrangement to be:

(a) pledged to, subject to a Lien in favor of, or held in one or more accounts under the control of one or more creditors of the Company or any Subsidiary; or

(b) otherwise segregated from the general assets of the Company and its Restricted Subsidiaries, in one or more special accounts or otherwise, for the purpose of securing or providing a source of payment for Indebtedness or other obligations that are or from time to time may be owed to one or more creditors of the Company or any Restricted Subsidiary.

Cash and cash equivalents held in ordinary deposit or securities accounts of the Company or its Restricted Subsidiaries and not subject to any existing or contingent restrictions on transfer by the Company or its Subsidiaries shall be deemed to constitute Unrestricted Cash and Cash Equivalents notwithstanding any setoff rights created by law or by applicable account agreements in favor of depositary institutions.

“Unrestricted Subsidiary” shall mean any Subsidiary so designated by the Company on the date of the Closing or by notice in writing given to the holders of Notes in accordance with the provisions of Section 9.9.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

“U.S.” and “United States” means the United States of America.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“U.S. Entity” means a corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia).

“Wholly-Owned Restricted Subsidiary” means, at any time, any Restricted Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Restricted Subsidiaries at such time.

FORM OF SERIES D NOTE

WABCO HOLDINGS INC.

0.84% Senior Note, Series D, Due November 15, 2023

No. RD-	, 20
€	PPN 92927K B*2

FOR VALUE RECEIVED, the undersigned, WABCO HOLDINGS INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to                         , or registered assigns, the principal sum of                                 EUROS (or so much thereof as shall not have been prepaid) on November 15, 2023 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 0.84% per annum from the date hereof, payable semiannually, on the first day of January and July in each year, commencing [on July 1, 2017]* [with the January 1 or July 1 next succeeding the date hereof]**, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (1) on any overdue payment of interest and (2) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount or Net Loss, at a rate per annum equal to the applicable Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount (other than any Make-Whole Amount or Modified Make-Whole Amount with regard to a Swapped Note payable pursuant to the terms of the Note Purchase Agreement referred to below, which shall be paid in Dollars or as otherwise specified therein) with respect to this Note are to be made in Euros, the single currency of the members of the European Union, at the principal offices of Bank of America, N.A., in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Series D Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of October 17, 2016 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

*	To be inserted in all Series D Notes issued and delivered on or prior to July 1, 2017.
**	To be inserted in all Series D Notes issued and delivered after July 1, 2017.

SCHEDULE 1(d)

(to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and any Net Loss) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

WABCO HOLDINGS INC.

By
Name:
Title:

S-1(d)-2

FORM OF SERIES E NOTE

WABCO HOLDINGS INC.

1.20% Senior Note, Series E, Due November 15, 2026

No. RE-	, 20
€	PPN 92927K B@0

FOR VALUE RECEIVED, the undersigned, WABCO HOLDINGS INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to                         , or registered assigns, the principal sum of                                  EUROS (or so much thereof as shall not have been prepaid) on November 15, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 1.20% per annum from the date hereof, payable semiannually, on the first day of January and July in each year, commencing [on July 1, 2017]* [with the January 1 or July 1 next succeeding the date hereof]**, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (1) on any overdue payment of interest and (2) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount or Net Loss, at a rate per annum equal to the applicable Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount (other than any Make-Whole Amount or Modified Make-Whole Amount with regard to a Swapped Note payable pursuant to the terms of the Note Purchase Agreement referred to below, which shall be paid in Dollars or as otherwise specified therein) with respect to this Note are to be made in Euros, the single currency of the members of the European Union, at the principal offices of Bank of America, N.A., in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Series E Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of October 17, 2016 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

*	To be inserted in all Series E Notes issued and delivered on or prior to July 1, 2017.
**	To be inserted in all Series E Notes issued and delivered after July 1, 2017.

SCHEDULE 1(e)

(to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and any Net Loss) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

WABCO HOLDINGS INC.

By
Name:
Title:

S-1(e)-2

FORM OF SERIES F NOTE

WABCO HOLDINGS INC.

1.36% Senior Note, Series F, Due November 15, 2028

No. RF-	, 20
€	PPN 92927K B#8

FOR VALUE RECEIVED, the undersigned, WABCO HOLDINGS INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to                         , or registered assigns, the principal sum of                                  EUROS (or so much thereof as shall not have been prepaid) on November 15, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 1.36% per annum from the date hereof, payable semiannually, on the first day of January and July in each year, commencing [on July 1, 2017]* [with the January 1 or July 1 next succeeding the date hereof]**, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (1) on any overdue payment of interest and (2) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount or Net Loss, at a rate per annum equal to the applicable Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount (other than any Make-Whole Amount or Modified Make-Whole Amount with regard to a Swapped Note payable pursuant to the terms of the Note Purchase Agreement referred to below, which shall be paid in Dollars or as otherwise specified therein) with respect to this Note are to be made in Euros, the single currency of the members of the European Union, at the principal offices of Bank of America, N.A., in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Series F Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of October 17, 2016 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

*	To be inserted in all Series F Notes issued and delivered on or prior to July 1, 2017.
**	To be inserted in all Series F Notes issued and delivered after July 1, 2017.

SCHEDULE 1(f)

(to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and any Net Loss) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

WABCO HOLDINGS INC.

By
Name:
Title:

S-1(f)-2

FORM OF OPINION OF SPECIAL COUNSEL

FOR THE COMPANY

(See Attached)

SCHEDULES 4.4(a)

(to Note Purchase Agreement)

November 15, 2016

To:	Each of Purchasers set forth on

Schedule I hereto

Re:	WABCO Holdings, Inc.

€190,000,000 0.84% Senior Notes, Series D, Due 2023

€80,000,000 1.20% Senior Notes, Series E, Due 2026

€170,000,000 1.36% Senior Notes, Series F, Due 2028

Ladies and Gentlemen:

We have acted as special counsel to WABCO Holdings Inc., a Delaware corporation (the “Company”), in connection with the execution and delivery of the Note Purchase Agreement and the other Subject Documents each as referred to below. This opinion is being delivered pursuant to Section 4.4(a) of the Note Purchase Agreement. Terms not otherwise defined herein are used herein as defined in the Note Purchase Agreement.

In our examination of the documents referred to below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion that we did not independently verify, we have, without independent investigation, relied upon certificates, statements and representations of the Company and its officers and other representatives, and of public officials, including the facts set forth in the Officer’s Certificate referred to below.

I. SCOPE OF REVIEW

In rendering the opinions set forth herein, we have examined and relied on originals or copies of solely the following, all (except as otherwise indicated) dated as of November 15, 2016, and all delivered pursuant to the Note Purchase Agreement):

(a) the Note Purchase Agreement dated as of October 17, 2016 (the “Note Purchase Agreement”) by and among the Company and the Purchasers set forth in the Purchaser Schedule thereto;

(b) the Notes executed by the Company in favor of the Purchasers thereof;

(c) a certificate of the Secretary of State of the Company’s jurisdiction of organization, certifying as to the certificate of incorporation of the Company (the “Charter”);

(d) a certificate of the Secretary of the Company certifying as to (i) the Charter, (ii) the by-laws of the Company (collectively, together with the Charter, the “Organizational Documents”), (iii) resolutions adopted on September 23, 2016, by the Board of Directors of the Company, and (iv) the incumbency and specimen signatures of certain officers;

Schedule 4.4(a)-1

November 15, 2016

(e) a certificate of the Secretary of State of the Company’s jurisdiction of organization, dated November [    ], 2016, attesting to the continued existence and good standing of the Company in such state; and

(f) a certificate in the form of Annex I (“Officer’s Certificate”) executed by an authorized officer of the Company as to various factual matters regarding our opinions below.

The documents referred to in clauses (a) and (b) above are herein collectively called the “Subject Documents.”

For purposes hereof, the following terms have the following meaning: (i) “Applicable Laws” means those laws, rules and regulations of the State of New York and of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Subject Documents, it being understood that the term Applicable Laws does not include any laws of the type mentioned in Part IIIA(2) hereof, or any law, rule, regulation, ordinance, administrative decision or order of any municipality, county or similar political subdivision or any agency or instrumentality thereof; (ii) “Governmental Authority” means any executive, legislative, judicial, administrative or regulatory body of the State of New York or of the United States of America; (iii) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws, (iv) “Applicable Contracts” collectively means those agreements or instruments set forth on Schedule 1 to the Officer’s Certificate; and (v) “Applicable Orders” collectively means those orders or decrees of Governmental Authorities set forth on Schedule 2 to the Officer’s Certificate.

We are admitted to the Bar in the State of New York. We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of New York, (ii) the Delaware General Corporation Law and (iii) the federal laws of the United States of America to the extent specifically referred to herein.

Our opinions are also subject to the following assumptions and qualifications:

II. ASSUMPTIONS

A. We have assumed, with your permission, that:

(1) each party to the Subject Documents (other than the Company) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated or organized, and has and will have the full power, authority and legal right to execute, deliver and perform its respective obligations under the Subject Documents;

(2) each of the Subject Documents has been duly authorized, executed and delivered by the parties thereto (other than the Company), and constitutes the legal, valid and binding obligation of each party thereto (other than the Company), enforceable against such parties (other than the Company) in accordance with its terms;

Schedule 4.4(a)-2

November 15, 2016

(3) the execution, delivery and performance by the parties to the Subject Documents of any of their obligations under the Subject Documents does not and will not conflict with, contravene, violate or constitute a default under (A) any lease, indenture, instrument or other agreement to which the Company or its property is subject (other than the Organizational Documents and the Applicable Contracts as to which we express our opinion in paragraph 5 of Part IV herein), (B) any rule, law or regulation to which the Company is subject (other than the Applicable Laws as to which we express our opinion in paragraph 6 of Part IV herein), or (C) any judicial or administrative order or decree of any Governmental Authority (other than Applicable Orders as to which we express in our opinion in paragraph 8 of Part IV herein); and

(4) no authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body (other than the Governmental Approvals as to which we express our opinion in paragraph 7 of Part IV herein) is required to authorize or is required in connection with the execution, delivery or performance by the Company of any Subject Document or the transactions contemplated thereby.

III. QUALIFICATIONS

A. We express no opinion as to:

(1) the effect on the opinions herein stated of (a) the compliance or non-compliance of any party to the Subject Documents (other than the Company) with any federal, state, or other laws or regulations applicable to them, or (b) the legal or regulatory status or the nature of the business of such parties; or

(2) compliance with, or any governmental or regulatory filing, approval, authorization, license or consent required by or under, any (a) federal or state environmental law, (b) federal or state antitrust law, (c) federal or state taxation law, (d) federal or state worker health or safety law, (e) federal or state patent, trademark or copyright statute, rule or regulation, (f) statutory or other requirement relating to the disposition of hazardous waste or environmental protection, (g) federal or state receivership or conservatorship law, (h) securities registration or antifraud provisions under any federal or state securities law (other than as to which we express our opinion in paragraph 10 of Part IV herein), (i) federal or state labor or employment law, (j) federal or state employee benefits or pension law, (k) zoning, health, safety, building, environmental, permitting, land use or subdivision law, ordinance, code, rule or regulation, (l) labor, pension and employee benefit law, rule or regulation; (m) federal or state maritime law, (n) federal or state banking laws or regulations (other than as to which we express our opinion in paragraph 9 of Part IV herein), or (o) federal, state or other anti-terrorism laws, including but not limited to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001); or

(3) compliance with any law implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union.

Schedule 4.4(a)-3

November 15, 2016

B. Our opinions are subject to the effect of:

(1) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally; and

(2) general principles of equity (regardless of whether enforcement is sought in equity or at law), including, without limitation, concepts of materiality, reasonableness, unconscionability, good faith and fair dealing and by limitations on the availability of specific performance, injunction relief or other equitable remedies.

C. We express no opinion as to:

(1) the enforceability of the indemnification provisions of the Subject Documents insofar as said provisions contravene public policy or might require indemnification or payments to any Person with respect to any litigation determined adversely to such person, or any loss, cost or expense arising out of the gross negligence or willful misconduct of such Person or any violation by such Person of statutory duties, general principles of equity or public policy; or

(2) the enforceability of the provisions of the Subject Documents to the extent that they (a) provide that the Subject Documents may only be amended, waived or modified in writing, (b) provide for any recovery of attorneys’ fees that is not limited to reasonable attorneys’ fees, (c) provide that the provisions thereof are severable, (d) provide for the payment of compound interest or interest on overdue interest or for the payment of any amount to the extent that a court finds enforcement thereof could constitute a penalty or unreasonable liquidated damages or could result in a forfeiture or similar charge, (e) authorize or permit any purchaser of a participation interest from any party to set off or apply any deposit or property or any indebtedness with respect to any participation interest, or (f) purport to establish evidentiary standards; or

(3) the legality, validity, binding effect or enforceability of any provisions of the Subject Documents related to (a) forum selection or submission to jurisdiction (including, without limitation, any waiver of any objection to venue in any court or of any objection that a court is an inconvenient forum) to the extent that the validity, binding effect or enforceability of any such provision is to be determined by any court other than a court of the State of New York (or an appellate court thereof), or (b) choice of governing law to the extent that the legality, validity, binding effect or enforceability of any such provision is to be determined by any court other than a court of the State of New York or a federal district court sitting in the State of New York (or an appellate court thereof), in each case applying the choice of law principles of the State of New York in accordance with New York General Obligations Law Sections 5-1401 and 5-1402; or

(4) the enforceability of provisions of the Subject Documents to the extent that they (a) restrict access to legal or equitable remedies, (b) purport to appoint any Person as the attorney-in-fact of any other Person, or (c) state that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies; or

Schedule 4.4(a)-4

November 15, 2016

(5) (a) the solvency of the Company, the sufficiency of the capital of the Company for the business in which it engages, or the ability of the Company to pay its debts as they mature, or (b) the “fair value” or otherwise for entering into and performing its obligations under the Subject Documents or the impact thereof on our opinions set forth below; or

(6) the enforceability of the provisions of the Subject Documents providing for indemnity by the parties thereto against any loss in obtaining the currency due to such party under such document from a court judgment in another currency. We note that courts in the United States generally award judgments only in United States dollars. We call your attention to the fact that a judgment of a court in New York that is entered in a currency other than United States dollars is to be converted into United States dollars at the rate of exchange prevailing on the date of entry of such judgment.

D. Certain of the provisions contained in the Subject Documents may be limited or rendered unenforceable by applicable laws or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then-existing circumstances, but such laws and judicial decisions do not, in our opinion, make the remedies afforded by the Subject Documents inadequate for the practical realization of the principal benefits intended to be provided (except for the economic consequences of procedural or other delay).

IV. OPINIONS

Based upon the foregoing and subject to the assumptions, limitations, qualifications, exceptions and other limitations set forth herein, we are of the opinion that:

1. The Company is validly existing and in good standing under the laws of the State of Delaware.

2. The Company has the corporate power to execute, deliver and perform all of its obligations under each of the Subject Documents. The execution and delivery of each of such Subject Documents, the issuance and sale of the Notes and the performance by the Company of its obligations thereunder have been duly authorized by requisite corporate action on the part of the Company.

3. The Company has duly executed and delivered each of the Subject Documents.

4. Each of the Subject Documents constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5. The issuance and sale of the Notes and the execution and delivery by the Company of the Subject Documents and performance by the Company of its obligations under the Subject Documents, each in accordance with its terms, do not (a) conflict with the Organizational Documents of the Company and (b) to our knowledge, based solely on our review of the Applicable Contracts, constitute a violation of or a default under any Applicable Contract (except that we express no opinion with respect to compliance with financial covenants or tests).

Schedule 4.4(a)-5

November 15, 2016

6. The execution and delivery by the Company of the Subject Documents and performance by the Company of its obligations under such Subject Documents, each in accordance with its terms, do not violate any provision of any Applicable Law.

7. No Governmental Approval, which has not been obtained and is not in full force and effect, is required to authorize or is required in connection with the execution, delivery or performance of any of the Subject Documents by the Company or the issuance and sale of the Notes except as may be required to be made or obtained by you as a result of your involvement in the transactions contemplated by the Subject Documents.

8. The execution and delivery by the Company of the Subject Documents and performance by the Company of its obligations under such Subject Documents, each in accordance with its terms, do not, to our knowledge, contravene any Applicable Order of any Governmental Authority against the Company.

9. The issuance of the Notes and the application of the proceeds thereof as provided in the Note Purchase Agreement do not violate Regulation U, T or X of the Board of Governors of the Federal Reserve System.

10. The Company is not an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

11. Assuming the representations and warranties of the Company and the Purchasers in the Note Purchase Agreement, and those of Merrill Lynch Pierce Fenner & Smith Inc. and Citigroup Global Markets, Inc., as placement agents, in the letter dated October __, 2016 are true and correct, it is not necessary in connection with the offering, issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement to register the Notes under the Securities Act or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

* * *

This opinion is limited to the matters expressly set forth herein and no opinion is implied or may be inferred beyond the matters expressly so stated. This opinion is given as of the date hereof and we do not undertake any liability or responsibility to inform you of any change in circumstances occurring, or additional information becoming available to us, after the date hereof which might alter the opinions contained herein.

This opinion is rendered only to you and your permitted transferees and assigns under the Note Purchase Agreement and is solely for your and their benefit. This opinion may not be relied upon by any other person or entity or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose, in each case without our prior written consent, except (i) to bank examiners and other regulatory authorities (including, but not limited to the

Schedule 4.4(a)-6

November 15, 2016

National Association of Insurance Commissioners) should they so request in connection with their normal examinations or regulatory duties, (ii) to the independent auditors and attorneys of the Purchasers, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which any Purchaser is a party arising out of the transactions contemplated by the Subject Documents or (v) to any potential permitted assignee or participant in the interest of any Purchaser under the Subject Documents for its information, provided that none of the parties set forth in clauses (i) through (v) are entitled to rely upon this opinion.

Very truly yours,

Annex I Officer’s Certificate

Schedule 1 List of Applicable Contracts

Schedule 2 List of Applicable Orders

Schedule 4.4(a)-7

ANNEX I

OFFICER’S CERTIFICATE

WABCO HOLDINGS INC.

Dated November 15, 2016

I, Prashanth Mahendra-Rajah, do hereby certify that I am the Chief Financial Officer of WABCO Holdings Inc., a Delaware corporation (the “Company”), and that, as such, I am authorized to execute this certificate on behalf of the Company. I do hereby further certify that:

1. The Company is party to that certain the Note Purchase Agreement, dated as of October 17, 2016 (the “Note Purchase Agreement”), among the Company and each of the Purchasers listed on the Purchaser Schedule thereto.

2. I understand that this certificate will be relied upon by McDermott Will & Emery LLP (“Law Firm”), special New York counsel to the Company, in connection with a legal opinion (the “Opinion”) to be delivered by Law Firm in connection with the transactions contemplated by the Note Purchase Agreement and the related documents referred to therein (collectively, the “Subject Documents”). The Opinion will address certain issues related to the Subject Documents.

3. I am familiar with the transactions and other factual matters described in the Opinion and have made such investigations and inquiries as are necessary to enable me to execute and deliver this certificate.

4. All representations and warranties in the Note Purchase Agreement and the other Subject Documents are true and correct as to factual matters.

5. No Default or Event of Default exists or will exist after giving effect to the consummation of the transactions contemplated under the Note Purchase Agreement and the other Subject Documents.

6. Schedule 1 is a complete listing of each indenture, loan or credit agreement, lease, guarantee, mortgage, security agreement, bond, note and other agreement or instrument (“Applicable Contracts”) that could reasonably be expected to contain provisions restricting or affecting or purporting to restrict or affect the Company’s right to undertake and perform its obligations under the Subject Documents and the breach of which could reasonably be expected to have a material adverse effect on the operations, business, properties or condition of the Company or on the legality, validity, binding effect or enforceability against the Company of any Subject Document to which it is a party. Solely as to factual matters, the execution, delivery and performance by the Company of its obligations under the Subject Documents to which it is a party (a) will not result in any breach of, or constitute a default under, any Applicable Contract; and (b) will not result in the creation of any lien, charge, security interest or other encumbrances permitted under the Note Purchase Agreement except for Permitted Liens upon any property of the Company pursuant to the Applicable Contracts.

Schedule 4.4(a)-8

7. Schedule 2 is a complete listing of each order and decree of any Governmental Authority against the Company that could be reasonably expected to restrict or otherwise affect or purport to restrict or affect the Company’s right to undertake and perform its obligations under the Subject Documents (collectively, the “Applicable Orders”). Solely as to factual matters, the execution, delivery and performance by the Company of its obligations under the Subject Documents will not contravene any Applicable Order.

8. There are no actions or proceedings pending or overtly threatened in writing against the Company before any court, governmental agency or arbitrator which by their terms request relief to declare any of the Subject Documents illegal, invalid or unenforceable.

9. None of the proceeds of the Notes will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. The Company is not engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of the Notes, not more than twenty-five percent (25%) of the value of the assets (either of the Company alone or of the Company and its Subsidiaries on a consolidated basis) which are subject to any arrangement under the Note Purchase Agreement restricting the ability of the Company or any Subsidiary to sell, pledge or otherwise dispose of assets, consist of margin stock.

10. The Company is not an “investment company” under the Investment Company Act of 1940 (the “Investment Company Act”) in that the Company does not:

(a) engage nor propose to engage primarily in the business of investing, reinvesting, or trading in securities, nor does it hold itself out as being so primarily engaged;

(b) engage nor propose to engage in the business of issuing face-amount certificates of the installment type, nor does the Company have any such certificate outstanding after having been previously engaged in such business; and

(c) (i) invest, reinvest, own, hold or trade in securities of any kind, and (ii) own or propose to acquire investment securities having a value exceeding forty percent (40%) of the value of the Company’s total assets (exclusive of government securities and cash items) on an unconsolidated basis, valued at the fair market value thereof.

For the purpose of the foregoing:

“cash items” means demand checking accounts, investments in money market funds registered under the Investment Company Act and high quality short-term debt instruments held solely for the purpose of providing immediate working capital and short-term liquidity.

Schedule 4.4(a)-9

“face-amount certificates of the installment type” means any certificate, investment contract, or other security which represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at fixed or determinable times more than twenty-four (24) months after issuance, in consideration of the payment of periodic installments.

“fair market value” means (i) with respect to securities owned at the end of the last preceding fiscal quarter for which market quotations are readily available, the market value at the end of such quarter, (ii) with respect to other securities and assets owned at the end of the last preceding fiscal quarter, fair value at the end of such quarter as determined in good faith by the board of directors of the Company and (iii), with respect to securities and other assets acquired after the end of the last preceding fiscal quarter, the cost thereof.

“government securities” means any security issued or guaranteed as to principal or interest by the United States or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

“investment securities” includes all securities except:

(a) government securities;

(b) securities issued by employees’ securities companies (as defined in the Investment Company Act); and

(c) securities issued by majority-owned subsidiaries of the owner (i.e., subsidiaries of which the owner holds at least fifty percent (50%) of the power to elect directors) which (i) are not investment companies as defined in the Investment Company Act and (ii) are not exempt from the definition of an investment company under the Investment Company Act on the basis of not having made, and not proposing to make, a public offering of securities (as the term “public offering” is interpreted pursuant to the Securities Act of 1933) and being beneficially owned either (a) by not more than one hundred persons (as counted pursuant to principles applied in the interpretation of section 3(c)(1) of the Investment Company Act) or (b) entirely by “qualified purchasers” (as defined in section 2(a)(51) of the Investment Company Act, the rules thereunder and related interpretation) or “knowledgeable employees” (as that term is defined in rule 3c-5 under the Investment Company Act);

“security” means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for security, fractional

Schedule 4.4(a)-10

undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security,” or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing.

11. All capitalized terms used but not defined herein have the respective meanings assigned to them in the Note Purchase Agreement.

[Remainder of Page Intentionally Left Blank]

Schedule 4.4(a)-11

IN WITNESS WHEREOF, I have duly executed this certificate as of the first date written above.

WABCO HOLDINGS INC.

By:
Name:	Prashanth Mahendra-Rajah
Title:	Chief Financial Officer

Schedule 4.4(a)-12

SCHEDULE 1

to

Officer’s Certificate

Applicable Contracts

1. USD $400,000,000 Facility Agreement dated July 8, 2011, as amended, WABCO Holdings Inc.,WABCO Europe BVBA, WABCO Financial Services Sprl, WABCO Asia Private Ltd., WABCO Hong Kong Limited, and Banc of America Securities Limited, as agent, and the other financial institutions party thereto, as amended and restated pursuant to the Amendment Agreement dated 30 September 2015.

2. USD $100,000,000 Facility Agreement dated December 17, 2014, WABCO Holdings Inc., WABCO Europe BVBA,WABCO Financial Services Sprl, and Citibank International Limited, as agent, and the other financial institutions party thereto.

3. Note Purchase Agreement dated as of May 8, 2015 by and among the Company and the Purchasers set forth in the Purchaser Schedule thereto.

Schedule 4.4(a)-13

SCHEDULE 2

to

Officer’s Certificate

Applicable Orders

None.

Schedule 4.4(a)-14

FORM OF OPINION OF SPECIAL COUNSEL

FOR THE PURCHASERS

The opinion of Schiff Hardin LLP, special counsel to the Purchasers, called for by Section 4.4(b) of the Agreement, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

2. The Agreement and the Notes being delivered on the date of the Closing constitute the legal, valid and binding contracts of the Company, enforceable against the Company in accordance with its terms.

3. The issuance, sale and delivery of the Notes being delivered on the date of the Closing under the circumstances contemplated by this Agreement do not, under existing law, require the registration of such Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

The opinion of Schiff Hardin LLP shall also state that the opinion of McDermott Will & Emery LLP is satisfactory in scope and form to Schiff Hardin LLP and that, in their opinion, the Purchasers are justified in relying thereon.

In rendering the opinion set forth in paragraph 1 above, Schiff Hardin LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware. The opinion of Schiff Hardin LLP is limited to the laws of the State of New York and the federal laws of the United States.

With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the execution and delivery of the Agreement.

SCHEDULE 4.4(b)

(to Note Purchase Agreement)

DISCLOSURE MATERIALS

None

SCHEDULE 5.3

(to Note Purchase Agreement)

SUBSIDIARIES OF THE COMPANY AND

OWNERSHIP OF SUBSIDIARY STOCK;

DIRECTORS AND SENIOR OFFICERS OF THE COMPANY

(a) Subsidiaries:*

Country	Company	Shareholders
Australia	WABCO Australia Pty. Ltd	WABCO Asia Private Ltd. (100%)

Austria	WABCO Austria GmbH	WABCO Europe Holdings BV (100%)

Belgium	TAVARES BVBA	WABCO Europe BVBA (100%)

Belgium	TRANSICS International BVBA	TAVARES BVBA (96.84%) WABCO Europe BVBA (3.16%)

Belgium	Transics Belux BVBA	Transics International BVBA (99.99%)

Belgium	FLC NV	Transics International BVBA (99.86%)
Transics Belux BVBA (0.14%)

Belgium	WABCO Europe BVBA	WABCO Holdings BV (99.9%) WBC CV (0.1%)

Belgium	WABCO Financial Services SPRL	WABCO Europe BVBA (99.99%)
WABCO Europe Holdings BV (0.01%)

Belgium	WABCO Belgium BVBA	WABCO Europe Holdings BV (99.99%)
WABCO Automotive BV (0.01%)

Brazil	WABCO do Brasil Industria e Comercio de Freios Ltda.	WABCO Group International Inc. (99%)
WABCO Europe Holdings LLC (1%)

Brazil	WABCO Centro de Distribuição de Peças Automotivas Ltda.	WABCO do Brasil Industria e Comercio de Freios Ltda (99.9999%)
WABCO Europe Holdings LLC (0.0001%)

Canada	Laydon Composites, Ltd.	WABCO Canada Holdings, Inc. (100%)

Canada	WABCO Canada Holdings, Inc.	WABCO Europe BVBA (100%)

Cayman Islands	WABCO Automotive Products Limited	WABCO Group Inc. (100%)

China	Shangdong WABCO Automotive Products Co. Ltd.	WABCO Automotive Products Limited (70%)
WABCO Hong Kong Ltd (30%)

China	WABCO (China) Co. Ltd.	WABCO Hong Kong Limited (100%)

China	WABCO (Shanghai) Management Co. Ltd.	WABCO Hong Kong Limited (100%)

China	WABCO Logistics (Quingdao) Co. Ltd.	WABCO Europe Holdings BV (100%)

China	Guang Dong WABCO Fuwa Vehicle Brakes Co. LTD.	WABCO Hong Kong Limited: 70% capital contribution
Fuwa Mechanical Engineering (HK) Company Ltd: 30% capital contribution

Czech Republic	WABCO brzdy k vozidlum spol.s.r.o.	WABCO Austria GmbH (99%)
WABCO Automotive BV (1%)

France	DIS Delta Industries Services SARL	Transics International BVBA (100%)

France	Transics France SARL	Transics International BVBA (100%)

France	WABCO France S.A.S	WABCO Europe Holdings BV (100%)

France	WABCO Services SAS	WABCO Europe Holdings BV (100%)

Germany	Transics Deutschland GmbH	Transics International BVBA (100%)

Germany	WABCO Testbahn GmbH	WABCO Holding GmbH (100%)

Germany	WABCO Fahrzeugsysteme GmbH, Hannover	WABCO Holding GmbH (100%)

Germany	WABCO GmbH	WABCO Systeme GmbH (100%)

Germany	WABCO Logistik GmbH	WABCO Holding GmbH (100%)

Germany	WABCO Radbremsen GmbH	WABCO GmbH (Hannover) (100%)

SCHEDULE 5.4

(to Note Purchase Agreement)

Country	Company	Shareholders
Germany	WABCO Holding GmbH	WABCO Europe Holdings BV (100%)

Germany	WABCO Systeme GmbH	WABCO Holding GmbH (94.8%)
WABCO Group International Inc. (5.2%)

Germany	WABCO Vertriebs GmbH & Co. KG	WABCO Systeme GmbH (0.01%)
WABCO Fahrzeugsysteme GmbH (99.99%)

Hong Kong	WABCO Hong Kong Limited	WABCO Europe Holdings BV (99.99%)
WABCO Automotive Products Limited (0.1%) (1000 A share; 1 B share; 1 C share)

India	WABCO Foundation Brakes Private Limited	WABCO Asia Private Limited (99.8%)

India	WABCO India Limited	WABCO Asia Private Limited (75%) 25% public

Ireland	Transics Ireland Limited	Transics International BVBA (100%)

Italy	Transics Italia S.R.L	Transics International BVBA (99%)
Transics Belux BVBA (1%)

Italy	WABCO Automotive Italia S.r.L	WABCO Europe Holdings BV (100%)

Japan	WABCO Japan Inc.	WABCO GmbH (Hannover) (90%)
Sanwa-Seiki Ltd. (10%)

Korea	WABCO Korea Ltd.	WABCO Group International Inc. (99.99%) Ki Woo Jeon (0.01%)

Mexico	WABCO Automotive Mexico, S. de R.L. de D.V.	WABCO Europe Holdings BV (99.99%) WABCO Holdings BV (0.01%)

Netherlands	Ephicas B.V.	WABCO Europe Holdings BV (100%)

Netherlands	WABCO Holdings BV	WBC C.V. (100%)

Netherlands	WABCO Automotive B.V.	WABCO Europe Holdings BV (100%)

Netherlands	WABCO B.V.	WABCO Europe Holdings BV (100%)

Netherlands	WABCO Europe Holdings BV	WABCO Europe BVBA (100%)

Netherlands	Transics Nederland BV	Transics International BVBA (100%)

Netherlands	WABCO Sandown B.V.	WABCO Europe Holdings BV (100%)

Netherlands	WBC C.V.	WABCO International LLC (90%)
WABCO Europe Holdings LLC (10%)

Poland	WABCO Polska Spólka z ograniczona odpowiedzialnoscia (Sp.Z.o.o.)	WABCO Europe Holdings BV (99.85%)
WABCO Automotive BV (0.15%)

Poland	WABCO Polska Sprzedaż Spółka z ograniczoną odpowiedzialnością	WABCO Europe Holdings BV (99.95%)
WABCO Automotive BV (0.05%)

Russia	WABCO RUS LLC	WABCO Europe Holdings BV (99.9%)
WABCO Automotive BV (0.1%)

Russia	WABCO Vostok LLC	WABCO Europe Holdings BV (99.9%)
WABCO Automotive BV (0.1%)

Singapore	WABCO Asia Private Ltd.	Clayton Dewandre Holdings Limited (100%)

Spain	Transics Telematica Espana S.L.U	Transics International BVBA (100%)

Spain	WABCO Espana SL.	WABCO Europe Holdings BV (100%)

Sweden	WABCO Automotive AB	WABCO Europe Holdings BV (100%)

Switzerland	WABCO (Schweiz) GmbH / WABCO (Suisse) Sarl (French)/ WABCO (Switzerland) Ltd. Liab. Co.	WABCO Holding GmbH (100%)

Thailand	WABCO (Thailand) Limited	WABCO Asia Private Ltd. (Singapore) (99.98%)

Turkey	WABCO Araç Kontrol Sistemleri Destek ve pazaelama limited Şirketi	WABCO Europe Holdings BV (99.9%)
WABCO Automotive BV (0.1%)

S-5.4-2

(to Note Purchase Agreement)

Country	Company	Shareholders
UAE	WABCO Middle East and Africa FZCO	WABCO Holding GmbH (98.6%)
WABCO GmbH Hannover (1.4%)

UK	Clayton Dewandre Holdings Limited	WABCO Europe Holdings BV (100%)

UK	Off Highway Brakes & Controls, Ltd.	MICO Inc. (100%)

UK	WABCO Automotive Pension Trustees Limited	WABCO Automotive U.K. Limited (100%)

UK	WABCO Automotive U.K. Limited	WABCO Europe Holdings BV (100%)

USA (Delaware)	MICO Inc.	WABCO Group, Inc. (100%)

USA (Delaware)	WABCO Europe Holdings LLC	WABCO Group International Inc. (100%)

USA (Delaware)	WABCO Group Inc.	WABCO Holdings Inc. (100%)

USA (Delaware)	WABCO International LLC	WABCO Group International Inc. (100%)

USA (Delaware)	WABCO Air Compressor Holdings Inc.	WABCO Group Inc. (100%)

USA (Delaware)	WABCO Automotive Control Systems Inc.	WABCO Group Inc. (100%)

USA (Delaware)	WABCO Compressor Manufacturing Co.	WABCO Air Compressor Holdings Inc. (70%)
Cummins Inc. (30%)

USA (Delaware)	WABCO Europe Holdings LLC	WABCO Group International Inc. (100%)

USA (Delaware)	WABCO ExPats Inc.	WABCO Group International Inc. (100%)

USA (Delaware)	WABCO Group International Inc.	WABCO Holdings Inc. (100%)

USA (Delaware)	WABCO Holdings Inc.	Publically-held listed shares.

USA (Delaware)	WABCO IP Holdings LLC	WABCO Group International Inc. (100%)

USA (Delaware)	WABCO North America LLC	WABCO Group Inc. (100%)

*	As of the Execution Date and the Closing Date, each of the above-referenced subsidiaries shall be designated as a Restricted Subsidiary under the Note Purchase Agreement.

(b)	Company Directors:

Jacques Esculier

G. Peter D’Aloia

Juergen W. Gromer

Thomas S. Gross

Henry R. Keizer

Jean-Paul L. Montupet

Mary L. Petrovich

D. Nick Reilly

Michael T. Smith

S-5.4-3

(to Note Purchase Agreement)

Company Senior Officers:

Jacques Esculier – Chairman and Chief Executive Officer

Prashanth Mahendra-Rajah – Chief Financial Officer

Lisa J. Brown – Chief Legal Officer and Company Secretary

Sean Deason – Vice President, Controller and Assistant Secretary

Christian Fife – Vice President, Investor Relations and Treasurer

Jorge Solis – President: Truck, Bus and Car OEMs Division

Mazen Mazraani – Interim Chief Human Resources Officer

Nick Rens – President: Trailer Systems, Aftermarket and Off-Highway Division

Nicolas Bardot – Chief Supply Chain Officer

S-5.4-4

(to Note Purchase Agreement)

FINANCIAL STATEMENTS

Audited financial statements of the Company and its Subsidiaries for the fiscal years ended December 31, 2010 – December 31, 2015.

Unaudited financial statements of the Company and its Subsidiaries for the fiscal quarters ended March 31, 2016 and June 30, 2016.

SCHEDULE 5.5

(to Note Purchase Agreement)

EXISTING INDEBTEDNESS

(a)(1)	Outstanding Indebtedness of the Company and its Subsidiaries as of June 30, 2016 having an Outstanding Principal Balance in Excess of U.S.$10,000,000:

Description	Obligors	Lenders	Committed Amount	Outstanding Indebtedness (Face Amount)
U.S.$400,000,000 Facility Agreement dated July 8, 2011, as amended and restated pursuant to the Amendment Agreement dated 30 September 2015	WABCO Holdings Inc. WABCO Europe BVBA WABCO Financial Services Sprl WABCO Asia Private Ltd. WABCO Hong Kong Limited	Banc of America Securities Limited, as agent, and the other financial institutions party thereto	U.S.$400,000,000	U.S.$133,000,000

U.S.$100,000,000 Facility Agreement dated December 17, 2014	WABCO Holdings Inc. WABCO Europe BVBA WABCO Financial Services Sprl	Citibank International Limited, as agent, and the other financial institutions party thereto	U.S.$100,000,000	U.S.$50,000,000

U.S.$150,000,000 of 2.83% Senior Notes, Series A, due June 25, 2022	WABCO Holdings Inc.	Various Institutional Noteholders	N/A	U.S.$150,000,000

U.S.$200,000,000 of 3.08% Senior Notes, Series B, due June 25, 2025	WABCO Holdings Inc.	Various Institutional Noteholders	N/A	U.S.$200,000,000

U.S.$150,000,000 of 3.18% Senior Notes, Series C, due June 25, 2027	WABCO Holdings Inc.	Various Institutional Noteholders	N/A	U.S.$150,000,000

(2)	Aggregate Principal Amount of Outstanding Indebtedness of the Company and its Subsidiaries as of June 30, 2016 in Respect of Obligations that, individually, have an Outstanding Principal Amount of U.S.$10,000,000 or Less:

U.S.$2,700,000

SCHEDULE 5.15

(to Note Purchase Agreement)

In addition, the Company and its Subsidiaries have uncollateralized bank guarantees for $78.8 million, of which $74.0 million is related to tax and other litigation, $0.8 million is related to letters of credit, and $4.0 million is related to other individually immaterial items.

(b)	Agreements Restricting Indebtedness:

(1)	Facility Agreements referred to in Section (a)(1) above.

S-5.15-2

(to Note Purchase Agreement)

EXISTING LIENS

None

SCHEDULE 10.8

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE COMPANY	SERIES D €41,800,000 SERIES F €45,300,000

Provided to Company under separate cover.

PURCHASER SCHEDULE

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION	SERIES D €18,200,000 SERIES F €19,700,000

Provided to Company under separate cover.

PURCHASER SCHEDULE-2

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	Series D €30,400,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices and communications:

Metropolitan Life Insurance Company

c/o MetLife Investments Limited

Level 34

One Canada Square

Canary Wharf

London E14 5AA, England

Attention: Investments, Private Placements

Attention: Colin McGinlay, Director

Emails: PPUCompliance@metlife.com and cmcginlay@metlife.com

Facsimile: 011-44-20-7632-8101

With a copy other than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Address for delivery of notes:

Provided to Company under separate cover.

(4)	Audit Requests:

Soft copy to:

AuditConfirms.PvtPlacements@metlife.com

or hard copy to:

Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

PURCHASER SCHEDULE-3

(to Note Purchase Agreement)

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

(7)	UK Passport Treaty Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-4

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	Series E €19,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices and communications:

Metropolitan Life Insurance Company

c/o MetLife Investments Limited

Level 34

One Canada Square

Canary Wharf

London E14 5AA, England

Attention: Investments, Private Placements

Attention: Colin McGinlay, Director

Emails: PPUCompliance@metlife.com and cmcginlay@metlife.com

Facsimile: 011-44-20-7632-8101

With a copy other than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Address for delivery of notes:

Provided to Company under separate cover.

(4)	Audit Requests:

Soft copy to:

AuditConfirms.PvtPlacements@metlife.com

or hard copy to:

Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

PURCHASER SCHEDULE-5

(to Note Purchase Agreement)

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

(7)	UK Passport Treaty Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-6

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	Series F €1,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices and communications:

Metropolitan Life Insurance Company

c/o MetLife Investments Limited

Level 34

One Canada Square

Canary Wharf

London E14 5AA, England

Attention: Investments, Private Placements

Attention: Colin McGinlay, Director

Emails: PPUCompliance@metlife.com and cmcginlay@metlife.com

Facsimile: 011-44-20-7632-8101

With a copy other than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Address for delivery of notes:

Provided to Company under separate cover.

(4)	Audit Requests:

Soft copy to:

AuditConfirms.PvtPlacements@metlife.com

or hard copy to:

Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

PURCHASER SCHEDULE-7

(to Note Purchase Agreement)

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

(7)	UK Passport Treaty Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-8

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE COMPANY USA c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	Series F €3,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices and communications:

MetLife Insurance Company USA

c/o MetLife Investments Limited

Level 34

One Canada Square

Canary Wharf

London E14 5AA, England

Attention: Investments, Private Placements

Attention: Colin McGinlay, Director

Emails: PPUCompliance@metlife.com and cmcginlay@metlife.com

Facsimile: 011-44-20-7632-8101

With a copy other than with respect to deliveries of financial statements to:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Address for delivery of notes:

Provided to Company under separate cover.

(4)	Audit Requests:

Soft copy to:

AuditConfirms.PvtPlacements@metlife.com

or hard copy to:

Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

PURCHASER SCHEDULE-9

(to Note Purchase Agreement)

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

(7)	UK Passport Treaty Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-10

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE K.K. 4-1-3, Taihei, Sumida-ku Tokyo, 130-0012 JAPAN	Series F €23,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices and communications:

Alico Asset Management Corp. (Japan)

c/o MetLife Investments Limited

Level 34

One Canada Square

Canary Wharf

London E14 5AA, England

Attention: Investments, Private Placements

Attention: Colin McGinlay, Director

Emails: PPUCompliance@metlife.com and cmcginlay@metlife.com

Facsimile: 011-44-20-7632-8101

With a copy other than with respect to deliveries of financial statements to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Address for delivery of notes:

Provided to Company under separate cover.

(4)	Audit Requests:

Soft copy to:

AuditConfirms.PvtPlacements@metlife.com

or hard copy to:

Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

PURCHASER SCHEDULE-11

(to Note Purchase Agreement)

(5)	Nominee: None

(6)	Tax Identification Number: Provided to Company under separate cover.

(7)	UK Passport Treaty Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-12

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE K.K. 4-1-3, Taihei, Sumida-ku Tokyo, 130-0012 JAPAN	Series F €22,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices and communications:

Alico Asset Management Corp. (Japan)

c/o MetLife Investments Limited

Level 34

One Canada Square

Canary Wharf

London E14 5AA, England

Attention: Investments, Private Placements

Attention: Colin McGinlay, Director

Emails: PPUCompliance@metlife.com and cmcginlay@metlife.com

Facsimile: 011-44-20-7632-8101

With a copy other than with respect to deliveries of financial statements to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Address for delivery of notes:

Provided to Company under separate cover.

(4)	Audit Requests:

Soft copy to:

AuditConfirms.PvtPlacements@metlife.com

or hard copy to:

Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

PURCHASER SCHEDULE-13

(to Note Purchase Agreement)

(5)	Nominee: None

(5)	Tax Identification Number: Provided to Company under separate cover.

(6)	UK Passport Treaty Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-14

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SWISS FEDERAL PENSION FUND PUBLICA Eigerstrasse 57 P.O. Box, 3000 Berne 23, Switzerland	Series D €6,600,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices and communications:

Publica

c/o MetLife Investment Management Limited

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Colin McGinlay, Director

Emails: PPUCompliance@metlife.com and cmcginlay@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Swiss Federal Pension Fund PUBLICA

Attn. Asset Management

Eigerstrasse 57

P.O. Box, 3000 Berne 23, Switzerland

Facsimile: +41 31 378 81 15

And

Publica

c/o MetLife Investment Management Limited

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Address for delivery of notes:

Provided to Company under separate cover.

(4)	Nominee: Pensionskasse des Bundes PUBLICA

PURCHASER SCHEDULE-15

(to Note Purchase Agreement)

(5)	Tax Identification Number: Provided to Company under separate cover.

(6)	UK Passport Treaty Number (if applicable): Provided to Company under separate cover.

PURCHASER SCHEDULE-16

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

VOYA INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series D €11,900,000 Series E €5,100,000 Series F €8,500,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover.

(2)	Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Email: VoyaIMCashOperations@Voya.com

(3)	Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@Voya.com

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-17

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SECURITY LIFE OF DENVER INSURANCE COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series D €100,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover.

(2)	Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Email: VoyaIMCashOperations@Voya.com

(3)	Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@Voya.com

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-18

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series D €2,200,000 Series E €900,000 Series F €1,600,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover.

(2)	Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Email: VoyaIMCashOperations@Voya.com

(3)	Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@Voya.com

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-19

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series D €400,000 Series E €100,000 Series F €300,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover.

(2)	Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Email: VoyaIMCashOperations@Voya.com

(3)	Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@Voya.com

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-20

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series D €20,400,000 Series E €8,900,000 Series F €14,600,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover.

(2)	Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Email: VoyaIMCashOperations@Voya.com

(3)	Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@Voya.com

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-21

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY c/o Delaware Investment Adviser 2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19103	Series E €7,000,000 Series E €10,000,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover.

(2)	Investment adviser address for all communications and notice of payment:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Email: Delawareprivateplacements@delinvest.com

With a copy for notice of payment only to:

Lincoln Financial Group

1300 South Clinton Street, Mail Stop 1H-15

Fort Wayne, IN 46802

Attn e-mail: iaderivoperations@lfg.com

Attn: Rhoda Anderson (e-mail: rhoda.anderson@lfg.com)

Telephone: 260-455-4405

(3)	Bank address for notice of payment:

The Bank of New York Mellon

P.O. Box 392003

Pittsburgh, PA 15251-9003

Attn: Private Placement P & I Dept

Ref: Registered Holder / Sec Desc/PPN#: 92927K B@0

Email: ppservicing@bnymellon.com

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

PURCHASER SCHEDULE-22

(to Note Purchase Agreement)

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-23

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY c/o Delaware Investment Adviser 2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19103	Series F €21,000,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover.

(2)	Investment adviser address for all communications and notice of payment:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Email: Delawareprivateplacements@delinvest.com

With a copy for notice of payment only to:

Lincoln Financial Group

1300 South Clinton Street, Mail Stop 1H-15

Fort Wayne, IN 46802

Attn e-mail: iaderivoperations@lfg.com

Attn: Rhoda Anderson (e-mail: rhoda.anderson@lfg.com)

Telephone: 260-455-4405

(3)	Bank address for notice of payment:

The Bank of New York Mellon

P.O. Box 392003

Pittsburgh, PA 15251-9003

Attn: Private Placement P & I Dept

Ref: Registered Holder / Sec Desc/PPN#: 92927K B#8

Email: ppservicing@bnymellon.com

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

PURCHASER SCHEDULE-24

(to Note Purchase Agreement)

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-25

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NATIONWIDE LIFE INSURANCE COMPANY One Nationwide Plaza Mail Code 1-05-801 Columbus, OH 43215-2220	Series E €14,500,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover.

(2)	All notices of payment on or in respect to the security should be sent to:

Nationwide Life Insurance Company

Nationwide Investments – Private Placements

One Nationwide Plaza

Mail Code 1-05-801

Columbus, OH 43215-2220

E-mail: ooinwpp@nationwide.com

(3)	Send financial, compliance reports and all other communications to:

Nationwide Life Insurance Company

Nationwide Investments – Private Placements

One Nationwide Plaza

Mail Code 1-05-801

Columbus, OH 43215-2220

E-mail: ooinwpp@nationwide.com

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

(7)	DTTP Passport No.: Provided to Company under separate cover.

PURCHASER SCHEDULE-26

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY One Nationwide Plaza Mail Code 1-05-801 Columbus, OH 43215-2220	Series E €14,500,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover.

(2)	All notices of payment on or in respect to the security should be sent to:

Nationwide Life and Annuity Insurance Company

Nationwide Investments – Private Placement

One Nationwide Plaza

Mail Code 1-05-801

Columbus, OH 43215-2220

E-mail: derivact@nationwide.com

(3)	Send financial, compliance reports and all other communications to:

Nationwide Life and Annuity Insurance Company

Nationwide Investments – Private Placements

One Nationwide Plaza

Mail Code 1-05-801

Columbus, OH 43215-2220

E-mail: ooinwpp@nationwide.com

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

(7)	DTTP Passport No.: Provided to Company under separate cover.

PURCHASER SCHEDULE-27

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD LIFE INSURANCE COMPANY One Hartford Plaza, NP5-B Hartford, Connecticut 06155	Series D €5,000,000 Series D €1,000,000

(1)	All payments by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza – NP5

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8875/8876

(3)	All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kristin.kapur@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by

recognized international commercial delivery service (charges prepaid)

to the following addresses:

Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8884

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-28

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY One Hartford Plaza, NP5-B Hartford, Connecticut 06155	Series D €2,500,000

(1)	All payments by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza – NP5

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8875/8876

(3)	All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kristin.kapur@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by

recognized international commercial delivery service (charges prepaid)

to the following addresses:

Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8884

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-29

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD FIRE INSURANCE COMPANY One Hartford Plaza, NP5-B Hartford, Connecticut 06155	Series D €5,000,000 Series D €5,000,000 Series D €5,000,000 Series D €1,500,000

(1)	All payments by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza – NP5

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8875/8876

(3)	All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kristin.kapur@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by

recognized international commercial delivery service (charges prepaid)

to the following addresses:

Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8884

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-30

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SEPARATE ACCOUNT B, A SEPARATE ACCOUNT OF HARTFORD LIFE INSURANCE COMPANY One Hartford Plaza, NP5-B Hartford, Connecticut 06155	Series D €2,000,000

(1)	All payments by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza – NP5

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8875/8876

(3)	All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kristin.kapur@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by

recognized international commercial delivery service (charges prepaid)

to the following addresses:

Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8884

(4)	Address for delivery of Notes:

Provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-31

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111	Series D €17,000,000

(1)	All payments by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	Address for all notices and confirmations:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road, 3T2

Greenwood Village, CO 80111

Attn: Investments Division

Email: bond_compliance@greatwest.com

Fax: (303) 737-6193

(3)	Address for delivery of Notes:

Provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Provided to Company under separate cover.

(6)	UK DTTP No.: Provided to Company under separate cover.

PURCHASER SCHEDULE-32

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 Hanover Square New York, NY 10004-2616	Series D €14,000,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover.

(2)	Address for all other communications and notices:

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn: Gwendolyn Foster

Investment Department 9-A

FAX # (212) 919-2658

Email address: gwen.foster@glic.com

(3)	Address for delivery of Notes:

Provided to Company under separate cover.

(4)	Nominee: The Guardian Life Insurance Company of America (PRIF-W)

(5)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-33

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MUTUAL OF OMAHA INSURANCE COMPANY 3300 Mutual of Omaha Plaza Omaha, NE 68175-1011	Series F €4,000,000

(1)	All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

JPMorgan Chase Bank

4 Chase Metrotech Center

Brooklyn, NY 11245-0001

Attn: Income Processing

a/c: G07097

(3)	Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers):

4 - Investment Management

Mutual of Omaha Insurance Company

3300 Mutual of Omaha Plaza

Omaha, NE 68175-1011

(4)	Email Address for Electronic Document Transmission:

privateplacements@mutualofomaha.com

(5)	Address for delivery of Notes:

Provided to Company under separate cover.

(6)	Nominee: None

(7)	U.S. Tax Identification Number: Provided to Company under separate cover.

PURCHASER SCHEDULE-34

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNITED OF OMAHA LIFE INSURANCE COMPANY 3300 Mutual of Omaha Plaza Omaha, NE 68175-1011	Series F €6,000,000

(1)	All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover.

(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

JPMorgan Chase Bank

4 Chase Metrotech Center

Brooklyn, NY 11245-0001

Attn: Income Processing

a/c: G07097

(3)	Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers):

4 - Investment Management

United of Omaha Life Insurance Company

3300 Mutual of Omaha Plaza

Omaha, NE 68175-1011

(4)	Email Address for Electronic Document Transmission:

privateplacements@mutualofomaha.com

(5)	Address for delivery of Notes:

Provided to Company under separate cover.

(6)	Nominee: None

(7)	U.S. Tax Identification Number: Provided to Company under separate cover.

(8)	HMRC Passport #: Provided to Company under separate cover.

PURCHASER SCHEDULE-35

(to Note Purchase Agreement)